WEALTH-BUILDING OPPORTUNITY

ONE Fund[SM]

                                     [LOGO]

                                            SEMI-ANNUAL REPORT

                                            ONE Fund, Inc.

                                            December 31, 1997

PRESIDENT'S MESSAGE

[John J. Palmer photo]



DEAR INVESTORS:
We are pleased to provide you with an update of ONE Fund's performance and investment activity for the six months ended December 31, 1997. It was a generally unsettled period for investors, given the heightened market volatility experienced both domestically and abroad. Nonetheless, ONE Fund stayed the course, focusing on long-term performance, and net assets stood at $86.5 million as of calendar year-end.

IN REVIEW
Many stock market indices were nearing their 1997 peak as ONE Fund began its fiscal year on July 1. Domestically, the Dow Jones Industrial Average hit its 1997 high of 8,259 in early August before retreating to end the year at 7,908. Except for a shore period of time in third quarter 1997, large stocks continued to outpace midsize and small stocks, as they have throughout much of the 1990's. Internationally, Thailand's decision on July 2 to allow the value of its currency to float, instead of being pegged to a basket of currencies, set off a reaction that sent Asian currencies and stock markets reeling in the following months. At the same time, weakness in Asian economies acted to dampen inflation and strengthen the dollar, which in turn helped bonds bounce back in the latter half of 1997.

LOOKING AHEAD
Entering 1998, Asia's turmoil continues to cloud the future. Economic and currency volatility has hit Asian stocks hard and cast uncertainty over growth prospects in the U.S. and elsewhere. In addition, the unprecedented three consecutive years of greater than 20 percent returns experienced from 1995 to 1997 has put the domestic stock market in uncharted territory. But while the short-term course of events is unknowable, our long-term commitment to our fundamental investment principles -- careful selection and constant professional management -- remains unchanged.

IN CLOSING
Information on your investments is contained in the following pages.
We are proud that ONE Fund is able to provide its investors with the sound results documented herein. Please contact your registered representative for additional information about ONE Fund and its role as a component of your financial plan. As your needs change over time, he or she stands ready to serve you. Thank you for the confidence you have placed in ONE Fund as you pursue your wealth-building endeavors. We appreciate your investment with us. Be assured that we will make every effort to continue to merit that confidence.

Best regards,
/s/ John J. Palmer
John J. Palmer

DIRECTORS AND OFFICERS OF ONE FUND, INC.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Joseph P. Brom, Vice President
Michael A. Boedeker, Vice President
David G. McClure, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Theresa M. Brunsman, Assistant Secretary

This report may be used as sales literature only when accompanied or preceded by an effective prospectus of ONE Fund, Inc. which relates sales expense and other pertinent information.

ONE FUND INC.
MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS                      DECEMBER 31, 1997 (UNAUDITED)


    FACE                                                         MARKET
   AMOUNT               SHORT-TERM NOTES                         VALUE
-----------------------------------------------------------------------
              AUTOMOTIVE AND RELATED (3.6%)
   $502,000   Ford Motor Credit Corp.
                 5.580%  01-15-98                            $  500,988
                                                              ---------

              COMPUTER AND RELATED (7.8%)
    574,000   IBM Credit Corp.
                 5.560%  02-02-98                               571,252
    527,000   Lucent Technologies
                 5.660%  02-23-98                               522,692
                                                              ---------
                                                              1,093,944
                                                              ---------
              COMMUNICATIONS (3.5%)
    500,000   Ameritech (b)
                 5.550%  01-23-98                               498,381
                                                              ---------

              CONSUMER GOODS (3.5%)
    502,000   PHH Corp.
                 5.730%  02-20-98                               498,085
                                                              ---------

              ELECTRICAL EQUIPMENT (6.5%)
    499,000   Avnet Inc.
                 5.760%  02-18-98                               418,827
    422,000   G.E. Capital
                 5.670%  01-28-98                               496,957
                                                              ---------
                                                                915,784
                                                              ---------
              ENTERTAINMENT AND LEISURE (2.6%)
    361,000   Walt Disney
                 5.700%  01-26-98                               359,628
                                                              ---------
              FINANCE (18.0%)
    500,000   BHP Finance Corp.
                 5.680%  02-04-98                               497,397
    522,000   CIT Group Holding
                 5.540%  01-02-98                               522,000
    500,000   Heller Financial
                 5.620%  01-21-98                               498,517
    470,000   Household Finance Corp.
                 5.800%  01-09-98                               469,470
    549,000   Transamerica Financial
                 5.750%  01-22-98                               547,246
                                                              ---------
                                                              2,534,630
                                                              ---------
              FOOD AND RELATED (3.6%)
    500,000   Winn-Dixie
                 5.500%  01-06-98                               499,694
                                                              ---------
              HOUSING, FURNITURE & RELATED (3.1%)
    442,000   Sherwin Williams (b)
                 5.750%  01-20-98                               440,729
                                                              ---------

             INDUSTRIAL (7.0%)
  $491,000   Amcor LTD (b)
                5.700%  01-13-98                                490,145
   493,000   BAT Capital Corp.
                5.730%  02-09-98                                490,018
                                                           ------------
                                                                980,163
                                                           ------------
             INSURANCE (13.3%)
   425,000   Great Western Life

                5.700%  02-03-98                                422,847
   444,000   International Lease Finance
                5.550%  01-13-98                                443,247
   509,000   Metlife Funding
                5.730%  02-05-98                                506,245
   500,000   Reliastar Mortgage
                5.980%  01-14-98                                499,003
                                                           ------------
                                                              1,871,342
                                                           ------------
             MACHINERY AND EQUIPMENT (3.5%)
   500,000   John Deere Capital Corp.
                5.570%  01-12-98                               499,226
                                                           ------------
             OIL, ENERGY, AND NATURAL GAS (3.6%)
   503,000   Questar
                5.850%  01-27-98                               500,957
                                                           ------------
             RETAIL (3.6%)
   516,000   Southland Corp.
                5.730%  03-03-98                               511,072
                                                           ------------
             TRANSPORTATION (5.2%)
   735,000   J.B. Hunt Transportation Services Inc.
                5.570%  01-12-98                               734,650
                                                           ------------
             UTILITIES (13.4%)
   430,000   Bay State Corp.
                5.800%  01-29-98                               428,130
   538,000   Central Louisiana Electric
                5.850%  02-03-98                               535,202
   432,000   Cincinnati Bell (b)
                5.800%  02-17-98                               428,798
   495,000   Midamerican Energy
                5.720%  01-30-98                               492,798
                                                           ------------
                                                             1,884,928
                                                           ------------
             TOTAL HOLDINGS
                (COST $14,324,201) (A)                     $14,324,201
                                                           ===========

(a)  Also represents cost for Federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,858,053 or 13.2% of net assets.

The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997 (UNAUDITED)

Assets:
 Investments in securities at amortized cost
  and market value (note 1) ......................                  $14,324,201
 Cash in bank ....................................                       25,581
 Receivable for fund shares sold..................                       26,363
 Other ...........................................                        6,376
                                                                    -----------
  Total assets ...................................                   14,382,521
                                                                    -----------

Liabilities:
 Payable for fund shares redeemed ................                      265,501
 Payable for investment management
  services (note 3) ..............................                        1,931
 Accrued 12b-1 fees (note 6) .....................                        5,270
 Other accrued expenses ..........................                       17,280
 Dividends payable ...............................                       26,379
                                                                    -----------
  Total liabilities ..............................                      316,361
                                                                    -----------

Net assets at market value                                          $14,066,160
                                                                    ===========

Net assets consist of:
 Par value, $.001 per share ......................                      $14,066
 Paid-in capital in excess of par value ..........                   14,052,094
                                                                    -----------

Net assets at market value                                          $14,066,160
                                                                    ===========

Shares outstanding................................                   14,066,160

Net asset value per share.........................                        $1.00
                                                                    ===========
Maximum offering price per share..................                        $1.00
                                                                    ===========


STATEMENT OF OPERATIONS
                                                        FOR THE SIX MONTHS ENDED
                                                           DECEMBER 31, 1997
                                                             (UNAUDITED)
Investment income:
 Interest.............................................                 $418,830
                                                                     -----------
Expenses:
 Management fees (note 3).............................                   22,128
 12b-1 fees (note 6)..................................                   11,064
 Custodian fees (note 3)..............................                    3,530
 Directors' fees (note 3) ............................                    1,216
 Professional fees....................................                    5,230
 Transfer agent and accounting fees ..................                   31,241
 Filing fees .........................................                    5,679
 Organizational expense (note 1)......................                      455
 Other................................................                    1,896
                                                                     -----------
  Total expenses......................................                   82,439
  Less expenses voluntarily reduced
   or reimbursed (note 3).............................                  (11,064)
                                                                     -----------
  Net expenses........................................                   71,375
                                                                     -----------
  Net investment income ..............................                  347,455
                                                                     -----------
   Net increase in net
   assets from operations.............................                 $347,455
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                     6 Months Ended    Year Ended
                                                                      Dec. 31, 1997  June 30, 1997
From operations:
 Net investment income ..............................................   $   347,455    $   800,904
                                                                        -----------    -----------
   Net increase in assets from operations............................       347,455        800,904
                                                                        -----------    -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income...........................      (347,455)      (800,904)
                                                                        -----------    -----------
From capital share transactions (note 4):
 Received from shares sold ..........................................     8,636,418     17,151,447
 Received from dividends reinvested .................................       212,265        545,914
 Paid for shares redeemed ...........................................    (9,147,015)   (19,142,752)
                                                                        -----------    -----------
  Decrease in net assets derived from capital share transactions.....      (298,332)    (1,445,391)
                                                                        -----------    -----------
    Decrease in net assets ..........................................      (298,332)    (1,445,391)
Net Assets:
 Beginning of period ................................................    14,364,492     15,809,883
                                                                        -----------    -----------
 End of period ......................................................   $14,066,160    $14,364,492
                                                                        ===========    ===========



FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                             SIX MONTHS
                                                                ENDED                YEARS ENDED JUNE 30
                                                              12-31-97        1997     1996        1995            1994
                                                              ---------    -------    -----       -----          ------
Per share data:
Net asset value, beginning of period.........................     $1.00      $1.00    $1.00       $1.00          $1.00

Income from investment operations:
 Net investment income.......................................      0.02       0.05     0.05        0.05           0.03
Less distributions:
 Dividends from net investment income........................     (0.02)     (0.05)   (0.05)      (0.05)         (0.03)
                                                                 ------     ------   ------      ------          ------
Net asset value, end of period...............................     $1.00      $1.00    $1.00       $1.00          $1.00
                                                                 ======     ======   ======      ======          ======
Total return.................................................      2.41%(b)   4.77%    5.18%       5.06%          3.06%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses....................................................      0.99%(a)   0.80%    0.57%       0.51%          0.44%
 Net investment income.......................................      4.82%(a)   4.71%    5.14%       4.99%          2.97%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses....................................................      1.14%(a)   1.04%    0.87%       0.81%          0.74%
 Net investment income.......................................      4.67%(a)   4.47%    4.84%       4.69%          2.67%

Net assets at end of period (millions).......................     $14.1      $14.4    $15.8       $14.1          $12.3

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                           Without            With max.
                         sales charge       sales charge
One-year                      8.50%              5.25%
Three-year                    9.54%              8.44%
Since inception (11/1/94)     9.54%              8.49%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

Prior to the inclusion of any sales charges, the Tax-Free Income Portfolio returned 5.34% for the six-month period ended December 31, 1997, and 8.50% for the year. In contrast, the Lehman Brothers Intermediate-Term Municipal Bond Index returned 4.98% for the six-month period and 7.85% for the year. The portfolio has a longer maturity structure than the index and benefits when overall interest rates decline, as was the case in 1997. If you are in the 39.6% marginal federal income tax rate bracket, you would have to earn 14.07% from a taxable investment to match your portfolio's tax-free return for 1997.

In 1998, we are anticipating more stability in interest rates over the course of the year. Therefore, we are maintaining our current portfolio structure. Remember that past performance is not necessarily predictive of future results.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                         '94         '95       '96        '97
TAX-FREE INCOME PORTFOLIO
(COMMENCED OPERATIONS NOVEMBER 1, 1994)  $9,860      $11,480    $11,930   $12,950
LEHMAN BROS. MUNICIPAL BOND INDEX        $10,264     $11,834    $12,314   $13,398


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings will differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.
It is not open to direct investment.

TOP 10 BONDS AS OF DECEMBER 31, 1997

                                                  % of Portfolio


1.   Wash State Public Power Supply
     System 5.70% 7/01/12                              4.46
2.   Chicago Midway Airport 5.5% 1/1/29                4.29
3.   North Carolina Med Care 5.25% 5/01/26             4.17
4.   Atlanta Rapid Trans Auth 6.80% 7/01/14            4.02
5.   Pennsylvania Intergovernment 6.75% 6/15/21        4.00
6.   Nevada General Obligation 6.6% 12/01/13           3.97
7.   New York St. Med Care Facs 6.75% 8/15/24          3.94
8.   Mobile Alabama Dev Board 6.95% 1/01/20            3.84
9.   Clark Cnty Nevada School District 7.00% 6/01/09   3.82
10.  Matagorda Cnty 6.7% 3/01/27                       3.80


TOP 5 CATEGORIES AS OF DECEMBER 31,

                                    % of Portfolio
Power Revenue                             22.02
Insured Bonds                             19.45
Pollution Control/Industrial Revenue      11.11
General Obligation                        11.01
Hospital Revenue                          10.94

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                              DECEMBER 31, 1997 (UNAUDIT)

  FACE                                                     MARKET
 AMOUNT            REPURCHASE AGREEMENTS                   VALUE
--------------------------------------------------------------------
           FINANCIAL (1.1%)
$ 80,000   Star Bank 5.50%  due 01-02-98
             repurchase price $80,024
             collateralized by GNMA certificates
             pool # 8359
             due 01-20-24 (Cost $80,000)                  $   80,000
                                                          ----------
           TOTAL REPURCHASE AGREEMENTS
             (1.1%)  (Cost $80,000)                       $   80,000
                                                          ----------

  FACE                                                     MARKET
 AMOUNT            SHORT-TERM NOTES                        VALUE
--------------------------------------------------------------------
           AUTOMOTIVE AND RELATED (2.8%)
$200,000   General Motors Acceptance Corp
              6.190% 01-05-98                             $  199,862
                                                          ----------
           TOTAL SHORT-TERM NOTES
             (2.8%) (COST $199,862)                       $  199,862
                                                          ----------
  FACE                                                     MARKET
 AMOUNT            MUNICIPAL BONDS                         VALUE
--------------------------------------------------------------------
           AIRPORT REVENUE (7.7%)
$300,000   Chicago Illinois Midway Airport
              5.500%  01-01-29                            $  308,736
 250,000   Chicago Illinois O'Hare Airport
              5.000% 01-01-13                                246,757
                                                          ----------
                                                             555,493
                                                          ----------
           CONVENTION COMPLEX &
           HOSPITALITY FACILITIES (3.0%)
 200,000   Metropolitan Pier
              6.250%  07-01-17                               215,986
                                                          ----------
           GENERAL OBLIGATION BONDS (11.0%)
 100,000   Clairborne County Mississippi
              7.300% 05-01-25                                106,034
 150,000   Commonwealth of Puerto Rico
              5.500%  07-01-17                               153,485
 250,000   State of Nevada
              6.600% 12-01-13                                285,553
 250,000   State of Washington
              5.000% 05-01-17                                246,932
                                                          ----------
                                                             792,004
                                                          ----------
           HOSPITAL REVENUE (14.6%)
 250,000   Hawaii Department of Budget
              6.000%  07-01-20                               264,987
 250,000   Massachusetts State Hospital
              6.200%  10-01-16                               270,565
 300,000   North Carolina Medical Care Comm.
              5.250%  05-01-26                               300,198
 200,000   Wisconsin Health and Education
              6.125%  11-15-15                               216,374
                                                          ----------
                                                           1,052,124
                                                          ----------
  FACE                                                     MARKET
 AMOUNT            MUNICIPAL BONDS                         VALUE
--------------------------------------------------------------------
           HOUSING REVENUE (2.2%)
$150,000   Alaska Housing
              5.875% 12-01-24                             $  155,524
                                                          ----------
           INSURED BONDS (15.8%)
 250,000   Atlanta RTA
              6.800% 07-01-14 (Insured MBIA)                 289,218
 250,000   Matagorde Texas
              6.700%  03-01-27 (Insured AMBAC)               273,518
 250,000   New York State Med Care
              6.750%  08-15-14 (Insured AMBAC)               283,475
 250,000   Pennsylvania Intergovernment Corp.
              6.750%  06-15-21 (Insured FGIC)                288,192
                                                          ----------
                                                           1,134,403
                                                          ----------
           POLLUTION CONTROL &
           INDUSTRIAL REVENUE (11.1%)
 250,000   Lawrenceburg, Indiana
              5.900% 11-01-19                                257,943
 250,000   Richland County, S. Carolina
              6.550% 11-01-20                                272,287
 250,000   West Feliciana, Louisiana
              8.000% 12-01-24                                269,465
                                                          ----------
                                                             799,695
                                                          ----------
           POWER REVENUE (22.0%)
 250,000   Jacksonville Florida Municipal Electric
              5.500% 10-01-14                                255,658
 250,000   Mobile Alabama
              6.950% 01-01-20                                276,307
 250,000   North Carolina Eastern Power
              6.000%  01-01-22                               268,990
 250,000   Salt River Arizona Project
              5.000%  01-01-13                               252,463
 200,000   Southern California Public Power
              6.000%  07-01-18                               209,888
 300,000   Washington Power
              5.700%  07-01-12                               320,994
                                                          ----------
                                                           1,584,300
                                                          ----------
           SCHOOL REVENUE (3.8%)
 250,000   Clark County, Nevada School District
              7.000% 06-01-09                                275,188
                                                          ----------
           WATER REVENUE (3.6%)
 250,000   Metropolitan Water District of
              S. California
              5.500% 07-01-13                                260,167
                                                          ----------
           TOTAL MUNICIPAL BONDS (94.8%)
              (COST  $6,016,039)                          $6,824,884
                                                          ----------
           TOTAL HOLDINGS
              (COST  $6,295,901) (A)                      $7,104,746
                                                          ==========




(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $6,295,901) .....................   $ 7,104,746
 Cash in bank ..........................................           193
 Receivable for fund shares sold .......................        13,044
 Dividends and accrued interest receivable .............       118,746
 Deferred organizational expenses (note 1) .............         1,081
 Other .................................................         2,801
                                                           -----------
  Total assets .........................................     7,240,611
                                                           -----------
Liabilities:
 Payable for investment management
  services (note 3) ....................................         2,910
 Accrued 12b-1 fees (note 6) ...........................         4,330
 Other accrued expenses ................................        11,063
 Dividends payable .....................................        26,087
                                                           -----------
  Total liabilities ....................................        44,390
                                                           -----------
Net assets at market value .............................   $ 7,196,221
                                                           ===========
Net assets consist of:
 Par value, $.001 per share ............................   $       629
 Paid-in capital in excess of par value ................     6,398,087
 Accumulated undistributed net realized
  loss on investments ..................................       (11,340)
 Net unrealized appreciation on investments ............       808,845
                                                           -----------
Net assets at market value .............................   $ 7,196,221
                                                           ===========
Shares outstanding .....................................       629,085

Net asset value per share ..............................   $     11.44
                                                           ===========
Maximum offering price per share ($11.44/97%) ..........   $     11.79
                                                           ===========


STATEMENT OF OPERATIONS
                FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

Investment income:
 Interest ..............................................   $   202,997
                                                           -----------
Expenses:
 Management fees (note 3) ..............................        21,259
 12b-1 fees (note 6) ...................................         8,852
 Custodian fees (note 3) ...............................         4,843
 Directors' fees (note 3) ..............................           567
 Professional fees .....................................         2,439
 Transfer agent and accounting fees ....................        16,655
 Filing fees ...........................................         4,197
 Organizational expense (note 1) .......................           132
 Other .................................................         1,008
                                                           -----------
  Total expenses .......................................        59,952
  Less expenses voluntarily reduced
   or reimbursed (note 3) ..............................        (5,325)
                                                           -----------
  Net expenses .........................................        54,627
                                                           -----------
  Net investment income ................................       148,370
                                                           -----------
Unrealized gain on investments:
 Net increase in unrealized
  appreciation on investments ..........................       214,301
                                                           -----------
   Net increase in net
   assets from operations ..............................   $   362,671
                                                           ===========

The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITIED)
                                                                    6 Months Ended      Year Ended
                                                                     Dec. 31, 1997     June 30, 1997
                                                                    --------------     -------------
From operations:
 Net investment income .........................................      $   148,370       $   320,171
 Realized loss on investments ..................................                0            (4,042)
 Unrealized gain on investments ................................          214,301           185,075
                                                                      -----------       -----------
   Net increase in assets from operations ......................          362,671           501,204
                                                                      -----------       -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................         (148,257)         (320,058)
                                                                      -----------       -----------
From capital share transactions (note 4):
 Received from shares sold .....................................          194,731           436,076
 Received from dividends reinvested ............................           11,974           153,756
 Paid for shares redeemed ......................................          (51,518)         (227,986)
                                                                      -----------       -----------
  Increase in net assets derived from capital share transactions          155,187           361,846
                                                                      -----------       -----------
    Increase in net assets .....................................          369,601           542,992
                                                                      -----------       -----------
Net Assets:
 Beginning of period ...........................................        6,826,620         6,283,628
                                                                      -----------       -----------
 End of period (a) .............................................      $ 7,196,221       $ 6,826,620
                                                                      -----------       -----------

(a)  Includes undistributed net investment income of ...........                0       $       113
                                                                      ===========       ===========

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                            Six Months                                    11-1-94
                                                               Ended           Years Ended June 30,          to
                                                             12-31-97           1997          1996         6-30-95
                                                              ------           ------        ------        ------
Per share data:
Net asset value, beginning of period ...................      $11.09           $10.79        $10.66        $10.00
Income from investment operations:
 Net investment income .................................        0.24             0.53          0.56          0.35
 Net realized and unrealized gain on investments .......        0.35             0.30          0.13          0.66
                                                              ------           ------        ------        ------
  Total income from investment operations ..............        0.59             0.83          0.69          1.01
                                                              ------           ------        ------        ------
Less distributions:
 Dividends from net investment income ..................       (0.24)           (0.53)        (0.56)        (0.35)
                                                              ------           ------        ------        ------
Net asset value, end of period .........................      $11.44           $11.09        $10.79        $10.66
                                                              ======           ======        ======        ======
Total return ...........................................        5.34%(b)         7.82%         6.59%        10.26%

Ratios and supplemental data:
Ratios net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................        1.55%(a)         1.24%         0.94%         0.91%
 Net investment income .................................        4.22%(a)         4.81%         5.20%         5.04%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................        1.71%(a)         1.45%         1.24%         1.21%
 Net investment income .................................        4.07%(a)         4.60%         4.90%         4.74%

Portfolio turnover rate ................................           0%               6%            8%            0%
Net assets at end of period (millions) .................      $  7.2           $  6.8        $  6.3        $  5.7

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Tax-Free Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                              Without             With max.
                            sales charge        sales charge
One-year                       8.17%               4.93%
Three-year                     9.72%               8.62%
Five-year                      6.80%               6.15%
Since inception (8/18/92)      6.44%               5.83%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

Prior to the inclusion of any sales charges, the Income Portfolio returned 4.97% for the six-month period ended December 31, 1997, and 8.17% for the year. In contrast, the Lehman Brothers Intermediate-Term Government/Corporate Bond Index returned 4.90% for the six-month period and 7.87% for the year. The portfolio has a slightly longer maturity structure than the index and benefited from an overall decline in interest rates during 1997.

We anticipate greater stability in interest rates during 1998. Thus, at this time, we have not altered our portfolio composition since year end. Remember that past performance is not necessarily predictive of future results.


CHANGE IN VALUE OF $100,000 INVESTMENT

                                                         '94        '95        '96         '97
INCOME PORTFOLIO
 (COMMENCED OPERATIONS AUGUST 18, 1992)                  $10,449    $12,202    $12,771    $13,810
LEHMAN BROS. GOVERNMENT/CORP BOND INDEX - INTERMEDIATE   $10,767    $12,414    $12,917    $13,933


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.
It is not open to direct investment.

TOP 10 BONDS AS OF DECEMBER 31, 1997

                                                  % of Portfolio


1.   US Treasury 6.375% 8/15/02                       15.00
2.   Texas Utilities 7.48% 01/01/17                    4.58
3.   Mississippi Chem Corp 7.25% 11/15/07              4.40
4.   ITT Destinations 6.75% 11/15/05                   4.22
5.   El Paso Electric 8.90% 2/01/06                    4.04
6.   Tenneco 8.075% 10/01/02                           3.91
7.   ITT Rayonier 7.5% 10/15/02                        3.84
8.   IBM 7.25% 11/01/02                                3.82
9.   Bergen Brunswick 7.375% 1/15/03                   3.82
10.  Fruit of the Loom 7.875% 10/15/99                 3.74

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                   % of Portfolio
Utilities                                20.88
US Treasury Notes                        15.00
Hotel/Lodging                            10.32
Oil, Energy, and Natural Gas              8.48
Chemicals                                 4.40


ONE FUND, INC.
INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                DECEMBER 31, 1997 (UNAUDITED)

    FACE                                               MARKET
   AMOUNT               SHORT-TERM NOTES                VALUE
---------------------------------------------------------------------

               AUTOMOTIVE AND RELATED (3.9%)
    $151,000   Ford Motor Acceptance Corp.
                  5.950% 01-07-98                      $150,850
     116,000   General Motors Acceptance Corp.
                  5.750% 01-06-98                       115,907
                                                     ----------
                                                        266,757
                                                     ----------
               ELECTRICAL EQUIPMENT (2.9%)
     200,000   G.E. Capital
                  6.100% 01-05-98                       199,865
                                                     ----------

               INSURANCE SERVICES (1.5%)
     100,000   Cigna Corp.
                  6.170% 01-02-98                        99,983
                                                     ----------

               TOTAL SHORT-TERM NOTES
                 (8.3%) (COST $566,605)                $566,605
                                                     ----------

    FACE                                               MARKET
   AMOUNT           LONG-TERM BONDS & NOTES             VALUE
---------------------------------------------------------------------
               GOVERNMENT (15.0%)
  $1,000,000   U.S. Treasury Note
                  6.375% 08-15-02                    $1,026,251
                                                     ----------

               CHEMICALS (4.4%)
     300,000   MIssissippi Chemical Corp.
                  7.250%  11-15-07                      301,221
                                                     ----------

               COMMUNICATIONS (1.6%)
     100,000   Comcast Cable Communications
                  8.375%  05-01-07                      111,554
                                                     ----------

               COMPUTER AND RELATED (3.8%)
     250,000   International Business Machines
                  7.250%  11-01-02                      261,688
                                                     ----------

               CONSUMER GOODS (3.7%)
     250,000   RJR Nabisco, Inc.
                  7.625% 09-15-03                       255,414
                                                     ----------

               FORESTRY AND PAPER PRODUCTS (3.9%)
     250,000   ITT Rayonier, Inc.
                  7.500% 10-15-02                       262,424
                                                     ----------

               HOTEL/LODGING (10.3%)
     200,000   Hilton Hotels Corp.
                  7.200%  12-15-09                      201,336
     300,000   ITT Destinations, Inc.
                  6.750%  11-15-05                      289,041
     200,000   Marriott International
                  7.875% 04-15-05                       215,958
                                                     ----------
                                                        706,335
                                                     ----------
               MEDICAL AND RELATED (3.8%)
     250,000   Bergen Brunswig Corp.
                  7.375% 01-15-03                       261,052
                                                     ----------

                OIL, ENERGY AND NATURAL GAS (8.5%)
    $200,000    PDV America, Inc.
                   7.875% 08-01-03                     $207,240
     100,000    Seagull Energy
                   7.875% 08-01-03                      105,220
     250,000    Tenneco Inc.
                   8.075%  10-01-02                     267,701
                                                     ----------
                                                        580,161
                                                     ----------
                REAL ESTATE (3.0%)
     200,000    Avalon Properties Inc.
                   7.375% 09-15-02                      205,480
                                                     ----------

                RETAIL (1.5%)
     100,000    Genesco, Inc.
                   10.375% 02-01-03                     104,250
                                                     ----------

                TEXTILES AND RELATED (3.8%)
     250,000    Fruit of the Loom Corp.
                   7.875%  10-15-99                     256,162
                                                     ----------

                TRANSPORTATION & EQUIPMENT (3.7%)
     250,000    Illinois Central Gulf Railroad
                   6.750%  05-15-03                     254,366
                                                     ----------

                UTILITIES (15.2%)
     250,000    El Paso Electric Co.
                   8.900%  02-01-06                     276,562
     250,000    Mississippi Power and Light
                   8.800%  04-01-05                     251,093
     198,545    Puget Power
                   6.450%  04-11-05                     199,496
     300,000    Texas Utilities Electric
                   7.480% 01-01-17                      313,382
                                                     ----------
                                                      1,040,533
                                                     ----------
                MISCELLANEOUS (2.9%)
     200,000    ABC Rail Product Corp.
                   8.750%  12-01-04                     200,000
                                                     ----------

                TOTAL LONG-TERM BONDS & NOTES
                   (85.1%) (COST  $5,627,376)        $5,826,891
                                                     ----------

                                                       MARKET
     SHARES              PREFERRED STOCK                VALUE
---------------------------------------------------------------------
                UTILITIES (5.6%)
       8,000    GTE Delaware, 8.750% Series B          $212,000
       7,000    Connecticut Light, Power & Capital
                   9.300% Series A                      175,875
                                                     ----------
                                                        387,875
                                                     ----------
                TOTAL PREFERRED STOCK (5.6%)
                   (COST  $375,000)                    $387,875
                                                     ----------

                TOTAL HOLDINGS
                   (COST  $6,568,981) (a)            $6,781,371
                                                     ==========


(a) Also represents cost for Federal income tax purposes.
  The accompanying notes are an integral part of these financial statements.




ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
                                 DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $6,568,981) ................  $6,781,371
 Cash in bank .....................................         827
 Receivable for fund shares sold...................         157
 Dividends and accrued interest receivable ........     115,002
 Other ............................................       1,826
                                                    -----------
  Total assets ....................................   6,899,183
                                                    -----------

Liabilities:
 Payable for investment management
  services (note 3) ...............................       2,126
 Accrued 12b-1 fees (note 6) ......................       4,071
 Other accrued expenses ...........................      16,531
 Dividends payable ................................      27,733
                                                    -----------
  Total liabilities ...............................      50,461
                                                    -----------
Net assets at market value                           $6,848,722
                                                    ===========

Net assets consist of:
 Par value, $.001 per share .......................        $689
 Paid-in capital in excess of par value ...........   6,712,482
 Accumulated undistributed net realized
  loss on investments .............................     (77,207)
 Net unrealized appreciation on investments .......     212,390
 Undistributed net investment income...............         368
                                                    -----------

Net assets at market value                           $6,848,722
                                                    ===========

Shares outstanding.................................     688,694

Net asset value per share..........................       $9.94
                                                    ===========
Maximum offering price per share ($9.94/97%).......      $10.25
                                                    ===========

STATEMENT OF OPERATIONS
---------------------------------------------------------------
          For the six months ended December 31, 1997 (Unaudited)
Investment income:
 Interest..........................................    $250,439
                                                   ============

Expenses:
 Management fees (note 3)..........................      17,027
 12b-1 fees (note 6)...............................       8,513
 Custodian fees (note 3)...........................       2,958
 Directors' fees (note 3)..........................         552
 Professional fees.................................       2,374
 Transfer agent and accounting fees ...............      18,166
 Filing fees ......................................       4,107
 Organizational expense (note 1)...................         455
 Other.............................................         825
                                                    -----------

  Total expenses...................................      54,977
  Less expenses voluntarily reduced
   or reimbursed (note 3)..........................      (5,109)
                                                    -----------

  Net expenses.....................................      49,868
                                                    -----------

  Net investment income ...........................     200,571
                                                    -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ...............      26,338
 Net increase in unrealized
  appreciation on investments .....................     105,190
                                                    -----------

   Net gain on investments.........................     131,528
                                                    -----------

   Net increase in net
   assets from operations..........................    $332,099
                                                    ===========


The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                           6 Months Ended          Year Ended
                                                                                         Dec. 31, 1997          June 30, 1997
                                                                                         --------------         -------------
From operations:
 Net investment income .................................................................       $200,571            $420,873
 Realized gain on investments...........................................................         26,388               7,352
 Unrealized gain on investments ........................................................        105,190              98,941
                                                                                         --------------         -------------

   Net increase in assets from operations...............................................        332,149             527,166
                                                                                         --------------         -------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income..............................................       (200,204)           (420,873)
                                                                                         --------------         -------------

From capital share transactions (note 4):
 Received from shares sold .............................................................        365,997             201,790
 Received from dividends reinvested ....................................................         39,494             224,885
 Paid for shares redeemed ..............................................................       (311,943)           (892,262)
                                                                                         --------------         -------------
  Increase (decrease) in net assets derived from capital share transactions.............         93,548            (465,587)
                                                                                         --------------         -------------

    Decrease in net assets .............................................................       (225,443)           (359,294)
                                                                                         --------------         -------------
Net Assets:
 Beginning of period ...................................................................      6,623,279           6,982,573
                                                                                         --------------         -------------

 End of period (a) .....................................................................     $6,848,722          $6,623,279
                                                                                         ==============         =============

(a)     Includes undistributed net investment income of.................................           $368                   0
                                                                                         ==============         =============

FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                     Six Months
                                                                       Ended                        Year Ended June 30,
                                                                     12-31-97      1997       1996           1995         1994
                                                                    ---------     ------     ------         ------      --------
Per share data:
Net asset value, beginning of period............................       $9.75       $9.59      $9.78          $9.39       $10.43
Income (loss) from investment operations:
 Net investment income..........................................        0.29        0.61       0.63           0.65         0.62
 Net realized and unrealized gain (loss) on investments ........        0.19        0.16      (0.19)          0.39        (0.98)
                                                                     -------     -------     ------        -------       ------
  Total income (loss) from investment operations................        0.48        0.77       0.44           1.04        (0.36)
                                                                     -------     -------     ------        -------       ------
Less distributions:
 Dividends from net investment income...........................       (0.29)      (0.61)     (0.63)         (0.65)       (0.62)
 Distributions from net realized capital gains .................        0.00        0.00       0.00           0.00        (0.06)
                                                                     -------     -------     ------        -------       ------
  Total distributions...........................................       (0.29)      (0.61)     (0.63)         (0.65)       (0.68)
                                                                     -------     -------     ------        -------       ------
Net asset value, end of period..................................       $9.94       $9.75      $9.59          $9.78        $9.39
                                                                     =======     =======     ======       ========      =======

Total return....................................................        4.97% (b)   8.26%      4.61%         11.58%       (3.79%)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses.......................................................        1.48% (a)   1.21%      0.97%          0.85%        1.02%
 Net investment income..........................................        5.96% (a)   6.29%      6.50%          6.80%        6.10%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses.......................................................        1.64% (a)   1.51%      1.22%          1.10%        1.27%
 Net investment income..........................................        5.80% (a)   5.99%      6.25%          6.55%        5.85%

Portfolio turnover rate.........................................          11%         10%         9%             4%           6%
Net assets at end of period (millions)..........................        $6.8        $6.6       $7.0           $7.1         $4.6

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has elected to waive 0.15% of the management fee for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.
  In addition, the advisor has reimbursed certain operating expenses.

  The accompanying notes are an integral part of these financial statements.


INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                           Without             With max.
                        sales charge         sales charge
One-year                   22.87%              16.73%
Three-year                 21.43%              19.41%
Five-year                  15.74%              14.57%
Since inception (8/18/92)  14.47%              13.38%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

1997 was, for the most part, the third straight year of very good returns in the domestic equity markets (when compared to the long-term average annual rate of return for domestic stocks of 10%). Large-capitalization stocks again led the way, pushed by enormous flows of cash into stock mutual funds, increased interest in index methods of investing and continued positive profit growth. Most small-, mid- and blended-capitalization stock indices and mutual funds lagged the large-cap funds and S&P 500 Index. The year was very volatile with some sectors of the market at times experiencing bear market-like conditions. We expect those areas and others to rebound from their corrections.

        The Income & Growth Portfolio's performance for the calendar year trailed that of the S&P 500 Index for two primary reasons. First, the portfolio's investments consist of common stocks and their equivalent and fixed-income instruments. The portfolio's cash position averaged 6% to 7% of its net assets. this portfolio structure will not out perform the S&P 500 Index in a strong large-cap-led stock market. Second, the common stock portion of the portfolio (approximately 72%) consists of small-,medium- and large-capitalization stocks, small- and mid-sized equities have generally not kept pace with the larger companies, even though their growth potential relative to their valuations would suggest otherwise.

        Looking forward, we expect continued volatility in the equity markets. Continued strong cash flows into mutual funds could push markets higher. Concerns about slowing profit growth and economic uncertainty in emerging growth areas and its impact on the rest of the world could cause sharp sell-offs. We expect equity returns to gravitate toward their long-term averages. Fixed-income instruments should continue to provide steady results.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                                '92        '93        '94       '95         '96        '97
INCOME & GROWTH PORTFOLIO
(COMMENCED OPERATIONS AUGUST 18, 1992)          $9,488     $11,146    $11,067    $13,796    $15,976    $19,636
S&P  INDEX                                      $10,627    $11,688    $11,842    $16,274    $20,030    $26,670

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.
It is not open to direct investment.

TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                        % of Portfolio
1.   Camco International                     3.80
2.   Allied Signal                           2.90
3.   Texas Instruments                       2.68
4.   Regal Beloit                            2.64
5.   CBS Corp                                2.63
6.   Hewlett Packard                         2.33
7.   Williams Cos.                           2.22
8.   Intel Corp                              2.09
9.   Cedar Fair                              1.93
10.  Microsoft Corp                          1.93


TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                              % of Portfolio
Oil, Energy, and Natural Gas                      19.21
Computer and Related                              13.40
Automotive and Related                             7.36
Electrical Equipment                               7.25
Financial Services                                 7.07

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                            DECEMBER 31, 1997 (UNAUDITED)

   FACE                                                   MARKET
  AMOUNT         LONG-TERM BONDS & NOTES                  VALUE
-------------------------------------------------------------------
             BANKING (1.0%)
$100,000     First State Bancorporation
                7.500%  04-30-17                         $  129,875
                                                         ----------
             COMMUNICATIONS (0.8%)
 100,000     Comcast Cable Communications
                8.375%  05-01-07                            111,554
                                                         ----------
             COMPUTER AND RELATED (1.9%)
 250,000     IBM Corp.
                7.250% 11-01-02                             261,689
                                                         ----------
             ELECTRICAL EQUIPMENT (1.1%)
 150,000     Richey Electronics
                7.000%  03-01-06                            147,750
                                                         ----------
             FINANCE (0.7%)
 100,000     Citifed Bancorp, Inc.
                8.250%  09-01-03                            102,009
                                                         ----------
             FOOD AND REALTED (0.6%)
  75,000     Marsh Supermarkets, Inc.
                8.875% 08-01-07                              75,937
                                                         ----------
             FORESTRY AND PAPER PRODUCTS (2.0%)
 250,000     ITT Rayonier, Inc.
                7.500% 10-15-02                             262,424
                                                         ----------
             OIL, ENERGY AND NATURAL GAS (7.1%)
 100,000     Offshore Logistics
                6.000%  12-15-06                            115,500
 300,000     PDV America, Inc.
                7.875%  08-01-03                            310,861
 250,000     Tenneco, Inc.
                8.075%  10-01-02                            267,701
 250,000     Union Texas Petroleum
                8.250%  11-15-99                            259,000
                                                         ----------
                                                            953,062
                                                         ----------
             UTILITIES (1.5%)
 200,000     Mississippi Power and Light
                8.800% 04-01-05                             200,874
                                                         ----------
             TOTAL LONG-TERM BONDS & NOTES
                (16.7%) (COST $2,105,972)                $2,245,174
                                                         ----------

   FACE                                                   MARKET
  AMOUNT         SHORT-TERM NOTES                         VALUE
-------------------------------------------------------------------
             AUTOMOTIVE AND RELATED (4.0%)
$161,000     Ford Motor Credit Corp.
                6.120%  01-05-98                         $  160,890
 375,000     General Motors Acceptance Corp.
                5.800%  01-08-98                            374,577
                                                         ----------
                                                            535,467
                                                         ----------

   FACE                                                   MARKET
  AMOUNT         SHORT-TERM NOTES                         VALUE
-------------------------------------------------------------------
             FINANCE (4.5%)
$189,000     American Express Credit
              6.000%  01-07-98                           $  188,811
 195,000     Associates Corp.
              5.540%  01-02-98                              194,970
 222,000     Household Financial Corp.
              6.100%  01-06-98                              221,812
                                                         ----------
                                                            605,593
                                                         ----------
             RETAIL (1.4%)
 190,000     Sears Roebuck
              5.900%  01-09-98                              189,751
                                                         ----------
             TOTAL SHORT-TERM NOTES (9.9%)
              (COST  $1,330,811)                         $1,330,811
                                                         ----------

                                                          MARKET
  SHARES         COMMON STOCK                             VALUE
-------------------------------------------------------------------
             AEROSPACE (2.9%)
  10,000     Allied Signal, Inc.                         $  389,375
                                                         ----------
             AUTOMOTIVE AND RELATED (3.4%)
   3,300     Chrysler Corp.                                 116,119
   3,500     Cooper Tire & Rubber Co.                        85,312
   4,000     Magna International, Inc. CL A                 251,250
                                                         ----------
                                                           452,681
                                                         ----------
             BANKING (2.0%)
   3,500     Flagstar Bancorp, Inc.                          69,289
   1,000     Star Banc Corp.                                 57,375
   3,750     Susquehanna Bancshares Inc.                    143,438
                                                         ----------
                                                            270,102
                                                         ----------
             BUSINESS SERVICES (3.0%)
   5,000     First Data Corp.                               146,250
   4,000     Manpower Inc.                                  141,000
   6,000     Reynolds and Reynolds CL A                     110,625
                                                         ----------
                                                            397,875
                                                         ----------
             CHEMICALS (4.5%)
   6,000     Chemi-Trol Chemical Co.                        132,000
   1,250     Hanson Trust PLC                                28,828
   5,000     Minerals Technologies, Inc.                    227,188
   6,000     OM Group, Inc.                                 219,750
                                                         ----------
                                                            607,766
                                                         ----------
             COMPUTER AND RELATED (11.5%)
   2,000   * 3Com Corp.                                      69,875
   3,000     Computer Associates International              158,625
   5,000     Hewlett Packard Co.                            312,500
   4,000     Intel Corp.                                    281,000
  10,000     MacNeal-Schwendler Corp.                        96,250
   2,000   * Microsoft Corp.                                258,500
   8,000     Texas Instruments, Inc.                        360,000
                                                         ----------
                                                          1,536,750
                                                         ----------
             ELECTRICAL EQUIPMENT (6.2%)
  12,000     CBS Corporation                                353,250
   5,000     Hubbell Inc CL B                               246,562
   3,000     Varian Associates, Inc.                        151,688
   1,000     Xerox Corp.                                     73,813
                                                         ----------
                                                            825,313
                                                         ----------
                                                        (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                            DECEMBER 31, 1997 (UNAUDITED)

                                                          MARKET
  SHARES         COMMON STOCK                             VALUE
-------------------------------------------------------------------
             ENTERTAINMENT AND LEISURE (1.9%)
  10,000     Cedar Fair                                  $  258,750
                                                         ----------
             FINANCE (1.6%)
  18,500     Bando McGlocklin Capital Corp.                 208,125
                                                         ----------
             FOOD AND RELATED (2.6%)
   3,000     H.J. Heinz Co.                                 152,437
   6,000     Panamerican Beverages Inc Cl A                 195,750
                                                         ----------
                                                            348,187
                                                         ----------
             FORESTRY AND PAPER PRODUCTS (1.0%)
   4,000     Sonoco Products Co.                            138,750
                                                         ----------
             HOUSING, FURNITURE & RELATED (1.5%)
   7,100     Haverty Furniture Co.                           95,850
   6,200     Shelby Williams Industries Inc.                102,300
                                                         ----------
                                                            198,150
                                                         ----------
             INDUSTRIAL SERVICES (5.4%)
   6,000     Clarcor Inc.                                   177,750
  12,000     Regal Beloit Corp.                             354,750
   5,000     York International, Corp.                      197,812
                                                         ----------
                                                            730,312
                                                         ----------
             INSURANCE SERVICES (1.0%)
   4,000     Blanch EW Holdings Inc.                        137,750
                                                         ----------
             MEDICAL AND RELATED (2.5%)
     500     Allegiance Corporation                          17,719
   2,500     Baxter International, Inc.                     126,094
   2,150     National Healthcare LP                         120,400
   1,500     United Healthcare Corp.                         74,531
                                                         ----------
                                                            338,744
                                                         ----------
             METALS AND MINING (0.7%)
   6,000     Worthington Industries, Inc.                    99,000
                                                         ----------
             OIL, ENERGY AND GAS (10.3%)
   8,000     Camco International, Inc.                      509,500
   1,400     Kerr-McGee Corp.                                88,637
   4,800     National Propane Partners LP                   101,700
   5,000     Pacific Gulf Properties, Inc.                  118,750
   6,000     WD-40 Co.                                      174,000
   4,000     Westcoast Energy, Inc.                          92,000
  10,500     Williams Cos., Inc.                            297,938
                                                         ----------
                                                          1,382,525
                                                         ----------


                                                          MARKET
  SHARES         COMMON STOCK                             VALUE
-------------------------------------------------------------------
             REAL ESTATE (8.3%)
   5,000     Bershire Realty Company, Inc.              $    60,000
   3,000     Camden Property Trust                           93,000
   8,000     Commercial Net Lease Realty                    143,000
   4,000     First Industrial Realty Trust                  144,500
   7,000     Great Lakes REIT Inc.                          136,062
   6,000     Healthcare Realty Trust, Inc.                  173,625
   6,000     Liberty Property Trust                         171,375
   4,500     National Health Investors, Inc.                188,438
                                                        -----------
                                                          1,110,000
                                                        -----------
             TEXTILES AND RELATED (1.1%)
   4,500     Oxford Industries, Inc.                        146,250
                                                        -----------
             TRANSPORTATION (2.9%)
   2,000     Burlington Northern Santa Fe                   185,875
   2,500     CNF Transportation, Inc.                        95,937
   4,500  *  Wisconsin Central Trans. Corp.                 105,188
                                                        -----------
                                                            387,000
                                                        -----------
             UTILITIES (0.4%)
   2,000     UGI Corp.                                       58,625
                                                        -----------
             TOTAL COMMON STOCK (74.7%)
                (COST  $6,076,640)                      $10,022,030
                                                        -----------

                                                         MARKET
  SHARES         PREFERRED STOCK                         VALUE
-------------------------------------------------------------------
             AUTOMOTIVE AND RELATED (0.3%)
   2,000     Walbro Capital Trust   8.000%              $    47,500
                                                        -----------
             BANKING (0.9%)
   4,000     National Australia Bank Ltd.                   113,750
                                                        -----------
             FINANCE (0.2%)
   1,500   * Money Store Inc 6.500%                          33,094
                                                        -----------
             OIL, ENERGY AND GAS (1.8%)
   3,000     Consumers Energy Fin II 8.200%                  75,562
   3,000     Howell Corp. $3.50 Series A                    165,750
                                                        -----------
                                                            241,312
                                                        -----------
             REAL ESTATE (0.5%)
   2,500     Oasis Residential, Inc.
                $2.25  Series A                              64,063
                                                        -----------

             TOTAL PREFERRED STOCK (3.7%)
                  (COST $480,363)                       $   499,719
                                                        -----------
               TOTAL HOLDINGS
                  (COST  $9,993,786) (a)                $14,097,734
                                                        ===========

(a)  Also represents cost for Federal income tax purposes.

*    Non-income producing securities.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $9,993,786) ...........................     $ 14,097,734
 Cash in bank ................................................              892
 Receivable for fund shares sold .............................           61,305
 Dividends and accrued interest receivable ...................           74,807
 Other .......................................................            3,748
                                                                   ------------
  Total assets ...............................................       14,238,486
                                                                   ------------
Liabilities:
 Payable for investment management
  services (note 3) ..........................................            4,397
 Accrued 12b-1 fees (note 6) .................................            8,586
 Other accrued expenses ......................................            8,773
 Dividends payable ...........................................          800,018
                                                                   ------------
  Total liabilities ..........................................          821,774
                                                                   ------------
Net assets at market value ...................................     $ 13,416,712
                                                                   ============

Net assets consist of:
 Par value, $.001 per share ..................................     $        881
 Paid-in capital in excess of par value ......................        9,254,842
 Accumulated undistributed net realized
  gain on investments ........................................           56,984
 Net unrealized appreciation on investments ..................        4,103,948
 Undistributed net investment income .........................               57
                                                                   ------------
Net assets at market value ...................................     $ 13,416,712
                                                                   ============
Shares outstanding ...........................................          881,233

Net asset value per share ....................................     $      15.22
                                                                   ============
Maximum offering price per share ($15.22/95%) ................     $      16.02
                                                                   ============

STATEMENT OF OPERATIONS
                          FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

Investment income:
 Interest ....................................................     $    121,489
 Dividends ...................................................          168,507
                                                                   ------------
  Total investment income ....................................          289,996
                                                                   ------------
Expenses:
 Management fees (note 3) ....................................           35,619
 12b-1 fees (note 6) .........................................           17,809
 Custodian fees (note 3) .....................................            3,243
 Directors' fees (note 3) ....................................            1,198
 Professional fees ...........................................            4,714
 Transfer agent and accounting fees ..........................           23,476
 Filing fees .................................................            3,988
 Organizational expense (note 1) .............................              446
 Other .......................................................            1,774
                                                                   ------------

  Total expenses .............................................           92,267
  Less expenses voluntarily reduced
   or reimbursed (note 3) ....................................          (10,686)
                                                                   ------------

  Net expenses ...............................................           81,581
                                                                   ------------

  Net investment income ......................................          208,415
                                                                   ------------
Realized and unrealized gain on investments:
 Net realized gain from investments ..........................          614,147
 Net increase in unrealized
  appreciation on investments ................................          356,330
                                                                   ------------
   Net gain on investments ...................................          970,477
                                                                   ------------
   Net increase in net
   assets from operations ....................................     $  1,178,892
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                             6 Months Ended       Year Ended
                                                                             Dec. 31, 1997       June 30, 1997
                                                                             --------------      -------------
From operations:
       Net investment income ...........................................      $    208,415       $    321,700
       Realized gain on investments ....................................           614,147            129,214
       Unrealized gain on investments ..................................           356,330          1,933,894
                                                                              ------------       ------------
           Net increase in assets from operations ......................         1,178,892          2,384,808
                                                                              ------------       ------------
Dividends and distributions to shareholders:
       Dividends paid from net investment income .......................          (211,473)          (320,587)
       Capital gains distributions .....................................          (676,652)          (243,651)
                                                                              ------------       ------------
           Total dividends and distributions ...........................          (888,125)          (564,238)
                                                                              ------------       ------------
From capital share transactions (note 4):
       Received from shares sold .......................................         1,122,759          2,484,392
       Received from dividends reinvested ..............................            50,024            427,145
       Paid for shares redeemed ........................................        (1,161,286)        (2,386,862)
                                                                              ------------       ------------
          Increase in net assets derived from capital share transactions            11,497            524,675
                                                                              ------------       ------------
            Increase in net assets .....................................           302,264          2,345,245
                                                                              ------------       ------------
Net Assets:
       Beginning of period .............................................        13,114,448         10,769,203
                                                                              ------------       ------------
       End of period (a) ...............................................      $ 13,416,712       $ 13,114,448
                                                                              ============       ============
    (a)   Includes undistributed net investment income of...............      $         57       $      3,116
                                                                              ============       ============

FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                 Six Months
                                                                   Ended                       Years Ended June 30,
                                                                  12-31-97           1997          1996      1995          1994
                                                                 ----------         ------        ------    ------        ------
Per share data:
Net asset value, beginning of period ........................      $14.89           $12.78        $11.57    $10.65        $10.96
Income from investment operations:
       Net investment income ................................        0.24             0.38          0.38      0.41          0.33
       Net realized and unrealized gain (loss) on investments        1.10             2.39          1.27      1.54         (0.11)
                                                                   ------           ------        ------    ------        ------
          Total income from investment operations ...........        1.34             2.77          1.65      1.95          0.22
                                                                   ------           ------        ------    ------        ------
Less distributions:
       Dividends from net investment income .................       (0.24)           (0.38)        (0.37)    (0.41)        (0.33)
       Distributions from net realized capital gains ........       (0.77)           (0.28)        (0.07)    (0.62)        (0.20)
                                                                   ------           ------        ------    ------        ------
          Total distributions ...............................       (1.01)           (0.66)        (0.44)    (1.03)        (0.53)
                                                                   ------           ------        ------    ------        ------
Net asset value, end of period ..............................      $15.22           $14.89        $12.78    $11.57        $10.65
                                                                   ======           ======        ======    ======        ======

Total return ................................................        8.97%(b)        22.34%        14.50%    19.41%         1.96%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
       Expenses .............................................        1.18%(a)         1.12%         0.89%     0.81%         0.94%
       Net investment income ................................        3.00%(a)         2.77%         3.10%     3.69%         3.08%
Ratios assuming no fees waived or reimbursed by advisor:
       Expenses .............................................        1.33%(a)         1.31%         1.14%     1.06%         1.19%
       Net investment income ................................        2.85%(a)         2.58%         2.85%     3.44%         2.83%

Average commission rate (d) .................................      $ 0.07           $ 0.07            NR        NR            NR
Portfolio turnover rate .....................................           9%              14%            7%       25%           14%
Net assets at end of period (millions) ......................      $ 13.4           $ 13.1        $ 10.8    $  7.7        $  7.5







(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(d) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR   Not required prior to June 30, 1997.



The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                         Without          With max.
                       sales charge     sales charge
One-year                  16.72%            10.89%
Three-year                21.45%            19.42%
Five-year                 15.96%            14.79%
Since inception (8/18/92) 16.04%            14.94%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

1997 was, for the most part, the third straight year of very good returns in the domestic equity markets (when compared to the long-term average annual rate of return for domestic stocks of 10%). Large-capitalization stocks again led the way, pushed by enormous flows of cash into stock mutual funds, increased interest in index methods of investing and continued positive profit growth. Most, small- mid- and blended-capitalization stock indices and mutual funds lagged the large-cap funds and S&P 500 Index. The year was very volatile with some sectors of the market at times experiencing bear market-like conditions. We expect those areas and others to rebound from their corrections.

The Growth Portfolio's performance for the calendar year trailed that of the S&P 500 Index for two primary reasons. First, even though many of the portfolio's largest holdings are large-cap stocks, approximately two-thirds of the portfolio's total holdings consist of companies whose market capitalizations range from $300 million to $5 billion. This area of the market has not kept pace with the larger stocks, despite better valuations in relation to potential earnings growth. Second, the portfolio didn't rebound from the October drop experienced by nearly all equity markets. The technology and energy sectors of the portfolio experienced the largest drops. We expect these areas to rebound from their corrections as their secular outlooks remain positive.

Looking forward, we expect continued volatility in the equity markets. Continued strong cash flows into mutual funds could push markets higher. Concerns about slowing profit growth and economic uncertainty in emerging growth areas and its impact on he rest of the world could cause sharp sell-offs. We expect equity returns to gravitate toward their long-term averages.


CHANGE IN VALUE OF $10,000 INVESTMENT

                                        '92        '93        '94        '95        '96        '97
GROWTH PORTFOLIO
(COMMENCED OPERATIONS AUGUST 18, 1992)  $10,180    $11,920    $11,990    $15,370    $18,100    $21,127
S&P INDEX                               $10,627    $11,688    $11,842    $16,274    $20,030    $26,690

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.
It is not open to direct investment.


TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                        % of Portfolio
1.   Cisco Systems                           4.25%
2.   Camco International                     2.99
3.   Texas Instruments                       2.81
4.   Allied Signal                           2.74
5.   Hardinge                                2.48
6.   Magna International                     2.46
7.   Hewlett Packard                         2.44
8.   Cedar Fair                              2.02
9.   Microsoft Corp                          2.02
10.  Williams Cos.                           2.00


TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                   % of Portfolio
Computer and Related                    18.23
Oil, Energy, and Natural Gas            10.76
Electrical Equipment                     8.34
Medical and Related                      7.58
Business Services                        7.01




The prices of small company stocks are generally more volatile than the prices of large company stocks.

GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS            DECEMBER 31, 1997 (UNAUDITED)

   FACE                                                MARKET
  AMOUNT             SHORT-TERM NOTES                   VALUE
---------------------------------------------------------------
              AUTOMOTIVE AND RELATED (3.6%)
 $212,000     Ford Motor Credit Corp.
                 5.950%  01-07-98                      $211,790
  254,000     General Motors Acceptance Corp.
                 6.190%  01-05-98                       253,825
                                                     ----------
                                                        465,615
                                                     ----------
              FINANCIAL SERVICES (2.9%)
  258,000     American Express Credit Corp.
                 5.750%  01-06-98                       257,794
  108,000     Household Finance Corp.
                 6.100%  01-02-98                       107,982
                                                     ----------
                                                        365,776
                                                     ----------
              TOTAL SHORT-TERM NOTES
                 (6.5%) (COST $831,391)                $831,391
                                                     ----------

                                                        MARKET
    SHARES             COMMON STOCK                      VALUE
---------------------------------------------------------------
              AEROSPACE (4.5%)
    9,000     Allied Signal, Inc.                      $350,438
      336     Boeing Co.                                 16,443
    4,000     Rockwell International Corp.              209,000
                                                     ----------
                                                        575,881
                                                     ----------
              AUTOMOTIVE AND RELATED (5.8%)
    5,500     Arvin Industries, Inc.                    183,219
    3,000     Chrysler Corp.                            105,562
    2,000     Cooper Tire & Rubber                       48,750
    5,000     Magna International, Inc. CL A            314,063
    7,000     Walbro Corp.                               94,062
                                                     ----------
                                                        745,656
                                                     ----------
              BANKING (3.8%)
    3,307     Charter One Financial, Inc.               208,754
    3,500     Flagstar Bancorp, Inc.                     69,289
    1,000     Star Banc Corp.                            57,375
    3,750     Susquehanna Bancshares                    143,438
                                                     ----------
                                                        478,856
                                                     ----------
              BUSINESS SERVICES (7.5%)
    8,500    *Alternative Resources Corp.               196,031
    6,000    *American Business Info. CL B               61,500
    5,000     First Data Corp.                          146,250
    7,500    *Lo Jack Corp.                             110,625
    5,000     Manpower Inc.                             176,250
    5,500    *Mapics Inc.                                59,812
    6,000     Reynolds and Reynolds CL A                110,625
    4,500     Wackenhut Corp. CL B                       95,063
                                                     ----------
                                                        956,156
                                                     ----------
              CHEMICALS (3.7%)
    5,000     Chemi-Trol Chemical Co.                   110,000
    3,500     Minerals Technologies, Inc.               159,031
    5,500     OM Group Inc.                             201,438
                                                     ----------
                                                        470,469
                                                     ----------
              CONSUMER GOODS (1.6%)
    8,000    *Acorn Products Inc.                        80,000
    4,000    *Sola International                        130,000
                                                     ----------
                                                        210,000
                                                     ----------
              COMMUNICATIONS (0.6%)
    3,187    *Mastec Inc.                                72,903
                                                     ----------

              COMPUTER AND RELATED (18.7%)
    6,000     American Business Info CL A               $63,000
    2,000    *3Com Corp.                                 69,875
    9,750    *Cisco Systems, Inc.                       543,563
    4,500     Computer Associates Intl.                 237,938
    9,000    *Continental Circuits Corp.                125,437
    5,000     Hewlett Packard Co.                       312,500
    3,000     Intel Corp.                               210,750
    1,000    *LSI Logic                                  19,750
   10,000     MacNeal-Schwendler Corp.                   96,250
    2,000    *Microsoft Corp.                           258,500
    1,000    *Structural Dynamics Research Corp.         22,500
    8,000     Texas Instruments, Inc.                   360,000
    2,500    *Zebra Tech. Corp. CL A                     74,375
                                                     ----------
                                                      2,394,438
                                                     ----------
              DRUGS (0.6%)
    5,000    *Applied Analytical Industries              82,500
                                                     ----------

              ELECTRICAL EQUIPMENT (8.3%)
    5,000    *Advanced Lighting Tech. Inc.               95,000
    6,666    *Analog Devices, Inc.                      184,565
    7,500    *Anixter International, Inc.               123,750
    5,000     BMC Industries, Inc.                       80,625
    8,000     CBS Corporation                           235,500
    7,000    *Richey Electronics, Inc.                   71,750
    4,000     Varian Associates, Inc.                   202,250
    1,000     Xerox Corp.                                73,812
                                                     ----------
                                                      1,067,252
                                                     ----------
              ENTERTAINMENT AND LEISURE (2.0%)
   10,000     Cedar Fair                                258,750
                                                     ----------

              FOOD AND RELATED (2.2%)
   10,000     Food Lion Inc. CL A                        84,375
    6,000     Panamerican Beverages Inc CL A            195,750
                                                     ----------
                                                        280,125
                                                     ----------
              FORESTRY AND PAPER PRODUCTS (1.1%)
    4,000     Sonoco Products Co.                       138,750
                                                     ----------

              HOTEL/ LODGING (1.7%)
    6,500    *Guest Supply, Inc.                         85,312
    2,000     La Quinta Inns                             38,625
    4,000    *Mirage Resorts, Inc.                       91,000
                                                     ----------
                                                        214,937
                                                     ----------
              HOUSING, FURNITURE & RELATED (1.4%)
    5,000     Meadowcraft Inc.                           58,750
    7,500     Shelby Williams Industries, Inc.          123,750
                                                     ----------
                                                        182,500
                                                     ----------
              INDUSTRIAL SERVICES (3.4%)
   10,000    *Medar Inc.                                 53,750
    8,000     Regal Beloit Corp.                        236,500
    3,500     York International Corp.                  138,469
                                                     ----------
                                                        428,719
                                                     ----------
              INSURANCE (2.3%)
    4,000     Blanch (EW) Holdings, Inc.                137,750
    1,900     St. Paul Cos.                             155,919
                                                     ----------
                                                        293,669
                                                     ----------

                                                     (continued)


ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS       DECEMBER 31, 1997 (UNAUDITED)

                                                 MARKET
  SHARES             COMMON STOCK                 VALUE
-----------------------------------------------------------
            MACHINERY (2.5%)
  8,500     Hardinge Inc.                          $316,625
                                                -----------

            MEDICAL AND RELATED (7.6%)
    700     Allegiance Corp.                         24,806
  3,500     Baxter International                    176,531
  5,500    *Cephalon Inc.                            62,563
  5,600     Columbia HCA Healthcare                 165,900
  3,900    *Foundation Health Corp.                  87,263
  2,000    *Humana Inc.                              41,500
  2,150     National Healthcare LP                  120,400
  8,250    *Quorum Health Group, Inc.               215,531
  1,500     United Healthcare Corp.                  74,531
                                                -----------
                                                    969,025
                                                -----------
            METAL FABRICATING (3.4%)
 10,000     Amcast Industrial Corp.                 229,375
  3,250    *Wolverine Tube, Inc.                    100,750
  6,000     Worthington Industries Inc.              99,000
                                                -----------
                                                    429,125
                                                -----------
            OIL, ENERGY AND NATURAL GAS (9.7%)
  4,500    *Belco Oil & Gas Corp.                    84,656
  6,000     Camco International, Inc.               382,125
  7,000    *Louis Dreyfus Natural Gas Corp.         130,813
  2,500    *Offshore Logistics Inc.                  53,437
  8,000     Santa Fe Energy Resources, Inc.          90,000
  6,700    *Tesoro Petroleum Corp.                  103,850
  5,400    *The Meridian Resource Corp.              51,637
  9,000     Williams Cos., Inc.                     255,375
  6,100     Wiser Oil Co.                            86,163
                                                -----------
                                                  1,238,056
                                                -----------
            RESTAURANTS (0.7%)
 10,000    *Buffets Inc.                             93,750
                                                -----------

            RETAIL (0.5%)
 10,000    *Ridgeview Inc.                           62,500
                                                -----------

            TEXTILES AND RELATED (0.7%)
  3,000     Warnaco Group, CL A                      94,125
                                                -----------

            TRANSPORTATION (4.2%)
  4,000    *Atlas Air Inc.                          $96,000
    955     Burlington Northern Santa Fe             88,755
  2,500     Consolidated Freightways, Inc.           95,938
  1,566    *Halter Marine Group Inc.                 45,218
  3,000     Trinity Industries                      133,875
  3,500    *Wisconsin Central Trans. Corp.           81,812
                                                -----------
                                                    541,598
                                                -----------
            TOTAL COMMON STOCK (98.5%)
               (COST  $8,414,945)               $12,596,365
                                                -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-----------------------------------------------------------
            FINANCE (0.3%)
  1,500     Money Store  6.500%                     $33,094
                                                -----------

            OIL, ENERGY AND NATURAL GAS (1.1%)
  2,500     Howell Corp. $3.50 Series A             138,125
                                                -----------

            REAL ESTATE (0.2%)
  1,250     Oasis Residential Inc., 9.000%
               Series A                              32,031
                                                -----------

            TOTAL PREFERRED STOCK (1.6%)
               (COST  $199,074)                    $203,250
                                                -----------

  FACE                                             MARKET
 AMOUNT             CONVERTIBLE DEBENTURES         VALUE
-----------------------------------------------------------
            BANKING (0.5%)
$50,000     First State Bancorporation
               7.500%  04-30-17                     $64,937
                                                -----------

            TOTAL CONVERTIBLE DEBENTURES
               (0.5%) (COST $50,000)                $64,937
                                                -----------

            TOTAL HOLDINGS
               (COST  $9,495,410)(a)            $13,695,943
                                                ===========



(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.


  The accompanying notes are an integral part of these financial statements.


ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                             DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $9,495,410) .................  $13,695,943
 Cash in bank ......................................          721
 Receivable for fund shares sold....................        3,438
 Dividends and accrued interest receivable .........       17,809
 Other .............................................        3,649
                                                      -----------
  Total assets .....................................   13,721,560
                                                      -----------

Liabilities:
 Payable for fund shares redeemed ..................        5,200
 Payable for investment management
  services (note 3) ................................        4,325
 Accrued 12b-1 fees (note 6) .......................        8,706
 Other accrued expenses ............................       13,708
 Dividends payable .................................      900,985
                                                      -----------
  Total liabilities ................................      932,924
                                                      -----------

Net assets at market value                            $12,788,636
                                                      ===========

Net assets consist of:
 Par value, $.001 per share ........................         $747
 Paid-in capital in excess of par value ............    8,532,939
 Accumulated undistributed net realized
  gain on investments ..............................       53,761
 Net unrealized appreciation on investments ........    4,200,533
 Underdistributed net investment income ............          656
                                                      -----------

Net assets at market value                            $12,788,636
                                                      ===========

Shares outstanding..................................      746,832

Net asset value per share...........................       $17.12
                                                      ===========
Maximum offering price per share ($17.12/95%).......       $18.02
                                                      ===========

STATEMENT OF OPERATIONS
            For the six months ended December 31, 1997 (Unaudited)
Investment income:
 Interest...........................................       $25,236
 Dividends..........................................        72,566
                                                      ------------

  Total investment income...........................        97,802
                                                      ------------

Expenses:
 Management fees (note 3)...........................        35,950
 12b-1 fees (note 6)................................        17,975
 Custodian fees (note 3)............................         3,243
 Directors' fees (note 3) ..........................         1,114
 Professional fees..................................         4,791
 Transfer agent and accounting fees ................        25,712
 Filing fees .......................................         4,029
 Organizational expense (note 1)....................           440
 Other..............................................         1,625
                                                      ------------

  Total expenses....................................        94,879
  Less expenses voluntarily reduced
   or reimbursed (note 3)...........................       (10,785)
                                                      ------------

  Net expenses......................................        84,094
                                                      ------------

  Net investment income ............................        13,708
                                                      ------------

Realized and unrealized gain on investments:
 Net realized gain from investments ................       493,556
 Net increase in unrealized
  appreciation on investments ......................       105,427
                                                      ------------

   Net gain on investments..........................       598,983
                                                      ------------

   Net increase in net
   assets from operations...........................      $612,691
                                                      ============



  The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

Statement of Changes in Net Assets (Unaudited)
                                                                                                  6 Months Ended    Year Ended
                                                                                                  Dec. 31, 1997    June 30, 1997
                                                                                                  -------------    -------------
From operations:
 Net investment income ...........................................................................      $13,708        $52,241
 Realized gain on investments ....................................................................      493,556        542,097
 Unrealized gain on investments ..................................................................      105,427      1,573,212
                                                                                                  -------------    -------------
   Net increase in assets from operations.........................................................      612,691      2,167,550
                                                                                                  -------------    -------------
Dividends and distributions to shareholders:
 Dividends paid from net investment income........................................................      (11,952)       (53,115)
 Capital gains distributions .....................................................................     (889,028)      (495,835)
                                                                                                  -------------    -------------
   Total dividends and capital gains distributions ...............................................     (900,980)      (548,950)
                                                                                                  -------------    -------------

From capital share transactions (note 4):
 Received from shares sold .......................................................................      984,401      2,494,756
 Received from dividends reinvested ..............................................................            0        400,497
 Paid for shares redeemed ........................................................................   (1,182,365)    (2,996,818)
                                                                                                  -------------    -------------
  Decrease in net assets derived from capital share transactions..................................     (197,964)      (101,565)
                                                                                                  -------------    -------------

    Increase (decrease) in net assets.............................................................     (486,253)     1,517,035
                                                                                                  -------------    -------------
Net Assets:
 Beginning of period .............................................................................   13,274,889     11,757,854
                                                                                                  -------------    -------------

 End of period (a) ...............................................................................  $12,788,636    $13,274,889
                                                                                                  =============    =============

(a)  Includes underdistributed (overdistributed) net investment income of.........................         $656        ($1,100)
                                                                                                  =============    =============
Financial Highlights (Unaudited)
                                                             Six Months
                                                                Ended                     Years Ended June 30,
                                                              12-31-97          1997        1996           1995           1994
                                                             ----------       -------     -------        -------        -------
Per share data:
Net asset value, beginning of period.........................    $17.52        $15.47      $13.03         $11.67         $11.63
Income from investment operations:
 Net investment income.......................................      0.02          0.07        0.14           0.16           0.12
 Net realized and unrealized gain on investments ............      0.79          2.73        2.72           2.17           0.22
                                                             ----------       -------     -------        -------        -------
  Total income from investment operations....................      0.81          2.80        2.86           2.33           0.34
                                                             ----------       -------     -------        -------        -------
Less distributions:
 Dividends from net investment income........................     (0.02)        (0.07)      (0.14)         (0.16)         (0.12)
 Distributions from net realized capital gains...............     (1.19)        (0.68)      (0.28)         (0.81)         (0.18)
                                                             ----------       -------     -------        -------        -------
  Total distributions........................................     (1.21)        (0.75)      (0.42)         (0.97)         (0.30)
                                                             ----------       -------     -------        -------        -------
Net asset value, end of period...............................    $17.12        $17.52      $15.47         $13.03         $11.67
                                                             ==========       -------     -------        -------        -------

Total return.................................................      4.60% (b)    18.68%      22.22%         20.54%          2.85%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses....................................................      1.20% (a)     1.13%       0.90%          0.83%          1.04%
 Net investment income.......................................      0.20% (a)     0.43%       0.99%          1.35%          1.04%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses....................................................      1.36% (a)     1.32%       1.15%          1.08%          1.30%
 Net investment income.......................................      0.04% (a)     0.24%       0.74%          1.10%          0.79%

Average commission rate (d) .................................     $0.06         $0.07           NR             NR             NR
Portfolio turnover rate......................................         9%           27%         22%            24%             8%
Net assets at end of period (millions).......................     $12.8         $13.3       $11.8           $7.0           $5.3

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has elected to waive 0.15% of the management fee for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.
     In addition, the advisor has reimbursed certain operating expenses.
(d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
NR   Not required prior to June 30, 1997

                            The accompanying notes are an integral part of these financial statements.


SMALL CAP PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    16.92%           11.07%
Three-year                  18.34%           16.36%
Since inception (11/1/94)   17.59%           15.67%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

1997 was, for the most part, the third straight year of very good returns in the domestic equity markets (when compared to the long-term average annual rate of return for domestic stocks of 10%). Large-capitalization stocks again led the way, pushed by enormous flows of cash into stock mutual funds, increased interest in index methods of investing and continued positive profit growth. Most small-, mid- and blended-capitalization stock indices and mutual funds lagged the large-cap funds and S&P 500 Index. The year was very volatile with some sectors of the market at times experiencing bear market-like conditions. We expect those areas and others to rebound from their corrections.
   The Small Cap Portfolio's performance for the calendar year trailed the Russell 2000 Index return because the portfolio maintained a 10% to 12% cash position for most of this year. This structure provided relatively positive results during the first and fourth quarters of 1997 when many small-cap issues suffered near bear market types of conditions. The portfolio lagged the small-cap rally in the second and third quarters of 1997.
   Looking forward, we expect continued volatility in the equity markets. Continued strong cash flows into mutual funds could push markets higher. Concerns about slowing profit growth and economic uncertainty in emerging growth areas and its impact on the rest of the world could cause sharp sell-offs. We expect equity returns to gravitate toward their long-term averages.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                            '94        '95        '96        '97
SMALL CAP PORTFOLIO
 (COMMENCED OPERATIONS NOVEMBER 1, 1994)    $9,540     $11,601    $13,572    $15,872
RUSSELL 2000 INDEX                          $9,853     $12,656    $14,744    $18,027


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                               % of Portfolio

1.  Camco International                             2.88
2.  Hardinge                                        2.70
3.  Alternative Resources                           2.29
4.  Quorum Health Group                             2.22
5.  Clarcor Inc                                     2.14
6.  WD-40                                           2.10
7.  Healthcare Realty                               2.09
8.  Susquehanna Bankshares                          2.08
9.  First Industrial Realty Trust                   1.96
10. Commercial Net Lease Realty                     1.94

TOP 5 INDUSTRIES AS OF DECEMBER 31,1997

                                               % of Portfolio
Oil, Energy, and Natural Gas                      14.02
Real Estate and Leasing                           10.94
Computer and Related                               8.79
Financial                                          7.32
Electrical Equipment                               6.58




ONE FUND, INC.
SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS        DECEMBER 31, 1997 (UNAUDITED)

                                                  MARKET
 SHARES              COMMON STOCK                  VALUE
---------------------------------------------------------
           AUTOMOTIVE AND RELATED (1.6%)
  7,500    Defiance Inc.                          $60,000
  2,000    Walbro Corp.                            26,875
                                               ----------
                                                   86,875
                                               ----------
           BANKING (4.6%)
  6,500    First International Bancorp, Inc.       78,812
  3,000    Flagstar Bancorp, Inc.                  59,391
  3,000    Susquehanna Bancshares                 114,750
                                               ----------
                                                  252,953
                                               ----------
           BUSINESS SERVICES (8.3%)
  5,500   *Alternative Resources Corp.            126,844
  4,000   *American Business Info. CL B            41,000
  6,500   *Lo Jack Corp.                           95,875
  2,500   *Mapics Inc                              27,187
  2,000    Pittston Brink's Group                  80,500
  2,000    Reynolds & Reynolds CL A                36,875
  2,500    Wackenhut Corp. CL B                    52,813
                                               ----------
                                                  461,094
                                               ----------
           CHEMICALS (3.4%)
  4,000    Chemi-Trol Chemical Co.                 88,000
  2,750    OM Group Inc.                          100,719
                                               ----------
                                                  188,719
                                               ----------
           COMMUNICATIONS (0.7%)
  1,687   *Mastec Inc.                             38,590
                                               ----------

           COMPUTER AND RELATED (8.8%)
  4,000   *American Business Info CL A             42,000
  6,000   *Continental Circuits Corp.              83,625
  3,000   *Ikos Systems, Inc.                      18,375
  5,000    MacNeal-Schwendler Corp.                48,125
  7,500   *Map Info Corp                           89,062
  4,500   *Rand A Technology Corp.                 69,182
  1,000   *Structural Dynamics Research Corp.      22,500
  2,000   *Whittman-Hart Inc.                      68,500
  1,500   *Zebra Tech Corp. CL A                   44,625
                                               ----------
                                                  485,994
                                               ----------
           CONSUMER PRODUCTS (2.6%)
  6,000   *Acorn Products, Inc.                    60,000
  2,500   *Sola International, Inc.                81,250
                                               ----------
                                                  141,250
                                               ----------
           DRUGS (0.6%)
  2,000   *Applied Analytical Industries, Inc.     33,000
                                               ----------

           DURABLE GOODS (1.1%)
  3,300    Myers Industries, Inc.                  61,937
                                               ----------

           ELECTRICAL EQUIPMENT (5.7%)
  5,000   *Anixter International, Inc.             82,500
  5,000    BMC Industries, Inc.                    80,625
  2,000    Federal Signal Corp.                    43,250
 15,000    Rohn Industries, Inc.                   77,345
  3,000   *Richey Electronics, Inc.                30,750
                                               ----------
                                                  314,470
                                               ----------

           ENTERTAINMENT AND LEISURE (1.4%)
  3,000    Cedar Fair                              77,625
                                               ----------

           FINANCE (1.6%)
  8,000    Bando McGlocklin Capital Corp.          90,000
                                               ----------

           FORESTRY AND PAPER PRODUCTS (1.7%)
  4,500   *Fibermark Inc.                         $96,750
                                               ----------

           HOTEL/MOTEL (1.3%)
  5,500   *Guest Supply                            72,187
                                               ----------

           HOUSING, FURNITURE & RELATED (4.5%)
  5,600    Haverty Furniture                       75,600
  5,000    Medowcraft Inc.                         58,750
  4,800    Shelby Williams Industries, Inc.        79,200
  4,000   *Zaring National Corp.                   36,000
                                               ----------
                                                  249,550
                                               ----------
           INDUSTRIAL SERVICES (6.7%)
  4,000   *Advanced Lighting Tech., Inc.           76,000
  4,000    Clarcor Inc.                           118,500
  4,500    IMCO Recycling Inc.                     72,281
 10,000   *Medar Inc.                              53,750
  8,000   *Recycling Industries, Inc.              48,000
                                               ----------
                                                  368,531
                                               ----------
           INSURANCE SERVICES (1.9%)
  3,000    Blanch (EW) Holdings, Inc.             103,312
                                               ----------

           MACHINERY (2.7%)
  4,000    Hardinge Inc.                          149,000
                                               ----------

           MEDICAL AND RELATED (2.8%)
  3,000   *Cephalon Inc.                           34,125
  4,688   *Quorum Health Group, Inc.              122,461
                                               ----------
                                                  156,586
                                               ----------
           METAL AND MINING (2.3%)
  2,500    Amcast Industrial Corp.                 57,344
  2,250   *Wolverine Tube, Inc.                    69,750
                                               ----------
                                                  127,094
                                               ----------
           OIL, ENERGY AND NATURAL GAS (14.0%)
  4,200   *Belco Oil & Gas Corp.                   79,013
  2,500    Camco International, Inc.              159,219
  5,000   *Louis Dreyfus Natural Gas Corp.         93,438
  5,400   *Meridian Resource Corp.                 51,637
 12,500   *Newstar Resources, Inc. CL A            43,750
  2,500   *Offshore Logistics, Inc.                53,437
  8,000   *Santa Fe Energy Resources, Inc.         90,000
  3,000   *Tesoro Petroleum Corp.                  46,500
  4,000    WD-40 Co.                              116,000
  3,000    Wiser Oil Co.                           42,375
                                               ----------
                                                  775,369
                                               ----------
           REAL ESTATE (9.4%)
  6,000    Commercial Net Lease Realty            107,250
  3,000    First Industrial Realty Trust          108,375
  3,000    Great Lakes REIT, Inc.                  58,312
  4,000    Healthcare Realty Trust, Inc.          115,750
  3,000    Liberty Property Trust                  85,688
  1,000    National Health Investors, Inc.         41,875
                                               ----------
                                                  517,250
                                               ----------
           RESTAURANTS (1.0%)
  6,000   *Buffets Inc.                            56,250
                                               ----------

           TEXTILES & RELATED (1.1%)
 10,000   *Ridgeview Inc.                          62,500
                                               ----------


                                              (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS       DECEMBER 31, 1997 (UNAUDITED)

                                                     MARKET
   SHARES               COMMON STOCK                  VALUE
------------------------------------------------------------
            TRANSPORTATION & EQUIPMENT (3.0%)
    2,500  *Atlas Air Inc.                           $60,000
    3,500  *Avondale Industries, Inc.                103,906
                                                 -----------
                                                     163,906
                                                 -----------
            TOTAL COMMON STOCK
               (92.8%) (COST  $4,306,254)         $5,130,792
                                                 -----------

                                                      MARKET
   SHARES              PREFERRED STOCK                 VALUE
------------------------------------------------------------
            OIL, ENERGY AND NATURAL GAS (1.0%)
    1,000   Howell Corp. $3.50 Series A              $55,250
                                                 -----------

            REAL ESTATE AND LEASING (0.6%)
    1,250   Oasis Residential Inc.
               9.000% Series A                        32,031
                                                 -----------
            TOTAL PREFERRED STOCK
               (1.6%) (COST  $82,350)                $87,281
                                                 -----------

    FACE                                              MARKET
   AMOUNT          CONVERTIBLE DEBENTURES              VALUE
------------------------------------------------------------
            BANKING (1.2%)
  $50,000   First State Bancorporation
               7.500%  04-30-17                      $64,938
                                                 -----------

            ELECTRICAL EQUIPMENT (0.9%)
   50,000   Richey Electronics
               7.000%  03-01-06                       49,250
                                                 -----------

            TOTAL CONVERTIBLE DEBENTURES
              (2.1%) (COST $95,853)                 $114,188
                                                 -----------

    FACE                                              MARKET
   AMOUNT                 SHORT-TERM NOTES             VALUE
------------------------------------------------------------
            AUTOMOTIVE (6.0%)
 $166,000   Ford Motor Credit Corp.
               5.800%  01-07-98                     $165,840
  165,000   General Motors Acceptance Corp.
               6.000%  01-08-98                      164,807
                                                 -----------
                                                     330,647
                                                 -----------
            FINANCIAL SERVICES (5.7%)
  140,000   G.E. Capital Corp.
               6.080%  01-02-98                      139,976
  175,000   Household Finance Corp.
               6.100%  01-06-98                      174,852
                                                 -----------
                                                     314,828
                                                 -----------
            INSURANCE SERVICES (2.2%)
  124,000   Cigna Corporation
                6.170%  01-05-98                     123,915
                                                 -----------

            TOTAL SHORT-TERM NOTES
              (13.9%) (COST  $769,390)              $769,390
                                                 -----------

            TOTAL HOLDINGS
              (COST  $5,253,847)(a)               $6,101,651
                                                 ===========

(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities

  The accompanying notes are an integral part of these financial statements.



ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $5,253,847)................  $6,101,651
 Cash in bank ....................................         307
 Receivable for fund shares sold..................       3,006
 Dividends and accrued interest receivable .......       9,799
 Deferred organizational expenses (note 1) .......         945
 Other ...........................................       1,986
                                                   -----------
  Total assets ...................................   6,117,694
                                                   -----------

Liabilities:
 Payable for fund shares redeemed ................       1,000
 Payable for investment management
  services (note 3) ..............................       2,724
 Accrued 12b-1 fees (note 6) .....................       3,379
 Other accrued expenses ..........................       7,738
 Dividends payable ...............................     574,501
                                                   -----------
  Total liabilities ..............................     589,342
                                                   -----------

Net assets at market value                          $5,528,352
                                                   ===========

Net assets consist of:
 Par value, $.001 per share ......................        $426
 Paid-in capital in excess of par value ..........   4,631,389
 Accumulated undistributed net realized
  gain on investments ............................      48,733
 Net unrealized appreciation on investments ......     847,804
                                                   -----------

Net assets at market value                          $5,528,352
                                                   ===========

Shares outstanding................................     426,239

Net asset value per share.........................      $12.97
                                                   ===========
Maximum offering price per share ($12.97/95%).....      $13.65
                                                   ===========

STATEMENT OF OPERATIONS
        FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)
Investment income:
 Interest..........................................    $21,115
 Dividends.........................................     54,782
                                                   -----------

  Total investment income..........................     75,897
                                                   -----------

Expenses:
 Management fees (note 3)..........................     19,062
 12b-1 fees (note 6)...............................      7,331
 Custodian fees (note 3)...........................      2,789
 Directors' fees (note 3)..........................        436
 Professional fees.................................      1,875
 Transfer agent and accounting fees ...............     16,285
 FIling fees ......................................      4,130
 Organizational expense (note 1)...................        267
 Other.............................................        761
                                                   -----------

  Total expenses...................................     52,936
  Less expenses voluntarily reduced
   or reimbursed (note 3)..........................     (4,399)
                                                   -----------

  Net expenses.....................................     48,537
                                                   -----------

  Net investment income ...........................     27,360
                                                   -----------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ...............    366,149
 Net decrease in unrealized
  appreciation on investments .....................     (7,529)
                                                   -----------

   Net gain on investments.........................    358,620
                                                   -----------

   Net increase in net
   assets from operations..........................   $385,980
                                                   ===========


The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                                         6 MONTHS ENDED     YEAR ENDED
                                                                                          DEC. 31, 1997    JUNE 30, 1997
                                                                                           ------------    -------------
From operations:
 Net investment income ...................................................................      $27,560          $41,520
 Realized gain on investments ............................................................      366,149          298,952
 Unrealized gain (loss) on investments ...................................................       (7,529)         353,303
                                                                                           ------------    -------------
   Net increase in assets from operations.................................................      386,180          693,775
                                                                                           ------------    -------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income................................................      (26,854)         (41,809)
 Capital gains distributions .............................................................     (547,647)        (428,367)
                                                                                           ------------    -------------
   Total dividends and distributions .....................................................     (574,501)        (470,176)
                                                                                           ------------    -------------

From capital share transactions (note 4):
 Received from shares sold ...............................................................      809,978          965,667
 Received from dividends reinvested ......................................................            0          204,093
 Paid for shares redeemed ................................................................     (296,671)        (652,126)
                                                                                           ------------    -------------
  Increase in net assets derived from capital share transactions..........................      513,307          517,634
                                                                                           ------------    -------------

    Increase in net assets ...............................................................      324,786          741,233
                                                                                           ------------    -------------
Net Assets:
 Beginning of period .....................................................................    5,203,566        4,462,333
                                                                                           ------------    -------------

 End of period (a) .......................................................................   $5,528,352       $5,203,566
                                                                                           ============    =============

(a)  Includes overdistributed net investment income of....................................            0            ($504)
                                                                                           ============    =============
FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                            SIX MONTHS                                         11-1-94
                                                               ENDED              YEARS ENDED JUNE 30,            TO
                                                             12-31-97              1997           1996           6-30-95
                                                            ----------           -------         ------          -------
Per share data:
Net asset value, beginning of period.......................    $13.30              $12.82        $10.63           $10.00
Income from investment operations:
 Net investment income.....................................      0.06                0.11          0.26             0.22
 Net realized and unrealized gain on investments ..........      0.95                1.67          2.26             0.67
                                                            ---------            --------        ------          -------
  Total income from investment operations..................      1.01                1.78          2.52             0.89
                                                            ---------            --------        ------          -------
Less distributions:
 Dividends from net investment income......................     (0.06)              (0.11)        (0.25)           (0.22)
 Distributions from net realized capital gains.............     (1.28)              (1.19)        (0.08)           (0.04)
                                                            ---------            --------        ------          -------
  Total distributions......................................     (1.34)              (1.30)        (0.33)           (0.26)
                                                            ---------            --------        ------          -------
Net asset value, end of period.............................    $12.97              $13.30        $12.82           $10.63
                                                            =========            ========        ======          =======

Total return...............................................      7.65% (b)          14.82%        24.10%            8.91%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses..................................................      1.72% (a)           1.35%         0.94%            1.00%
 Net investment income.....................................      0.96% (a)           0.89%         2.21%            3.19%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses..................................................      1.86% (a)           1.62%         1.27%            1.31%
 Net investment income.....................................      0.82% (a)           0.62%         1.88%            2.88%

Average commission rate (d)................................     $0.11               $0.08             NR               NR
Portfolio turnover rate....................................        23%                 34%           34%               8%
Net assets at end of period (millions).....................      $5.5                $5.2          $4.5             $2.9


(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has elected to waive 0.15% of the management fee for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice.
     In addition, the advisor has reimbursed certain operating expenses.
(d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
NR   Not required prior to June 30, 1997


The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
ONE Fund, Inc.

OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, US Government obligations or in US common stock.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                     1.24%           -3.17%
Three-year                   8.87%            7.39%
Since inception (5/1/93)    13.77%           13.07%


The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The International Portfolio underperformed the MSCI EAFE Index over the six months ending December 31, 1997. This can be attributed to several factors: the portfolio's holdings in Europe (roughly 37% of net assets at year-end) largely consists of small capitalization stocks that significantly lagged the stronger performance of large capitalization stocks during the period. In Japan (about 20% of net assets at year-end), equities declined sharply while small capitalization stocks slid even further. The currency crisis that affected other Asian countries (approximately 5% of net assets) caused sharp declines in local stock markets, which negatively impacted the portfolio. Gold-related securities (approximately 5% of net assets) also performed poorly as the price of gold bullion dropped over the period. Finally, the strength of the US dollar diminished returns despite partial hedges in place throughout the period.

We maintained a cautious and defensive approach with a fairly large net cash position, which mitigated the impact of severe turmoil experienced in international markets.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                            '93        '95        '97
INTERNATIONAL PORTFOLIO
 (COMMENCED OPERATIONS MAY 1, 1993)         $12,920    $15,840    $18,271
MORGAN STANLEY CAPITAL, INTL. EAFE INDEX    $10,826    $13,050    $14,041


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                               % of Portfolio
1.  Fuji                                            2.79
2.  Buderus                                         2.72
3.  Secom                                           2.32
4.  Bank for International Settlements              2.08
5.  CDL Hotels                                      1.70
6.  Shimano                                         1.67
7.  Affichage                                       1.66
8.  Sika Finanz                                     1.63
9.  Noranda                                         1.56
10. ITO Yokado                                      1.54

TOP 5 COUNTRIES/REGIONS AS OF DECEMBER 31,1997

                                               % of Portfolio
Japan                                             20.29
France                                            10.56
Switzerland                                        9.42
United Kingdom                                     6.67
Germany                                            5.11


The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS            DECEMBER 31, 1997 (UNAUDITED)

                                                        MARKET
    SHARES                  COMMON STOCK                VALUE
--------------------------------------------------------------
            JAPAN (21.4%)
  40,000    Aida Engineering Limited (19)             $132,193
  12,100    Chofu Seisakusho (9)                       158,655
  65,000    Dai-Tokyo Fire Marine Ins. Co. Ltd. (18)   223,287
  65,000    Dowa Fire & Marine Ins. Co. Ltd. (18)      193,881
  12,000    Fuji Photo Film Co., Ltd. (9)              460,070
   2,000    Hitachi Ltd. ADR (11)                      138,375
  65,000   *Iino Kaiun Kaisha (5)                       96,193
   5,000    Ito-Yokado Co. Ltd. (28)                   254,955
  35,000    Nisshinbo Industries Inc. (8)              147,606
   6,000    Secom Co., Ltd. (29)                       383,698
  15,000    Shimano Inc. (9)                           276,042
  18,000    Shiseido Company (9)                       245,677
  25,000    Shoei Co. (27)                             181,919
   2,200    Toho Co. (20)                              234,482
  10,000    Tokyo Marine & Fire Ins. Co. Ltd. (18)     113,484
                                                   -----------
                                                     3,240,517
                                                   -----------
            FRANCE (10.7%)
   1,000    Compagnie Generale des Eaux (33)           139,616
   1,000    Compagnie Generale des Eaux
               Nouvelle (Warrants) (33)                    680
   1,000    Elf Aquitaine (12)                         116,347
   2,000    Emin Leydier (24)                          118,009
     200    Eurafrance (34)                             81,443
   1,000    Gaumont SA (20)                             72,717
   1,000    Groupe Didot-Bottin (35)                   103,715
   2,000    Legrand ADP (10)                           252,306
   1,000    NSC Groupe                                 131,139
     750    Promodes C.I. (28)                         225,006
     135    Societe Immobillere Marseillaise (35)      175,019
     700    Taittinger (13)                            209,308
                                                   -----------
                                                     1,625,305
                                                   -----------
            SWITZERLAND (10.2%)
      55    Bank of Intl. Settlements (3)              343,280
     700    Edipresse SA Bearer (20)                   203,010
     500    Kuehne & Nagel Intl. AG (32)               322,503
      75    Lindt & Sprungli AG (13)                   130,814
     850    Sika Finanz AG Bearer (7)                  269,767
     750    Societe Generale d'Affichage (20)          274,453
                                                   -----------
                                                     1,543,827
                                                   -----------
            GERMANY (4.9%)
   3,500    Bayer AG (7)                               129,903
   1,000    Buderus AG (5)                             448,720
  12,000    Gerresheimer Glas AG (4)                   168,145
                                                   -----------
                                                       746,768
                                                   -----------
            CANADA (4.3%)
   7,000    Canadian Pacific Ltd. (34)                 190,750
  10,000    Franco-Nevada Mining Corp. (21)            196,634
  15,000    Noranda, Inc. (21)                         258,213
                                                   -----------
                                                       645,597
                                                   -----------
            LATIN AMERICA (4.2%)
  35,000    Antofagasta Holdings plc (21)              190,771
   5,000    Banco Latinoamericano 'Bladex' (3)         206,875
  43,750    Cresud S.A.                                 87,517
 681,944    Ledesma SA (1)                             157,635
                                                   -----------
                                                       642,798
                                                   -----------
            NEW ZEALAND (3.9%)
 130,549    Carter Holt Harvey Limited (14)           $201,585
  34,370    Independent Press Comm. (20)               159,614
 130,000    Shortland Properties, Ltd. (27)             66,409
 300,260    Tasman Agriculture Limited (1)             158,614
                                                   -----------
                                                       586,222
                                                   -----------
            HONG KONG (3.3%)
 924,587    CDL Hotels Intl. Ltd. (16)                 280,456
 300,000    Shaw Brothers (Hong Kong) Ltd.(20)         222,658
                                                   -----------
                                                       503,114
                                                   -----------
            UNITED KINGDOM (2.8%)
  25,000    Berisford plc (34)                          77,423
  50,000   *McBride plc (10)                           147,001
  55,000    Royal Doulton plc (9)                      193,951
                                                   -----------
                                                       418,375
                                                   -----------
            BELGIUM (2.4%)
   1,000    Deceuninck Plastics Ind. SA (4)            196,522
   1,000    Engrais Rosier SA (4)                      163,903
                                                   -----------
                                                       360,425
                                                   -----------
            SINGAPORE (1.7%)
  35,000    Clipsal Industries Ltd. (10)                44,800
  70,000    DelGro Corp.                                85,706
  75,000    Times Publishing Ltd. (25)                 130,609
                                                   -----------
                                                       261,115
                                                   -----------
            NETHERLANDS (1.5%)
   4,500    Apothekers Cooperatie OPG (17)             134,345
   7,000    European City Estates NV (27)               94,991
                                                   -----------
                                                       229,336
                                                   -----------
            AUSTRIA (1.4%)
   2,500    VAE AG (26)                                219,689
                                                   -----------

            ITALY (0.9%)
 200,000   *Montedison non-conv. Savings SpA(34)       131,257
                                                   -----------

            NORWAY (0.8%)
   7,500    Schibsted AS (25)                          128,679
                                                   -----------

            MEXICO (0.7%)
  25,000    Industrias Penoles SA de CV (21)           111,325
                                                   -----------

            SWEDEN (0.7%)
   7,000    IRO AB. (31)                               102,343
                                                   -----------

            FINLAND (0.5%)
   1,000    Vaisala Oy A (5)                            84,439
                                                   -----------

            TURKEY (0.5%)
 372,770    Medya Holding (25)                          77,249
                                                   -----------

            MISCELLANEOUS (3.2%)
  15,000    North European Oil Royalty Tr. (12)        241,875
   5,000    Minorco ADR (34)                            83,750
 100,000    Lonrho plc (34)                            153,608
                                                   -----------
                                                       479,233
                                                   -----------
            TOTAL COMMON STOCK
               (80.0%) (COST $12,643,147)          $12,137,613
                                                   -----------

                                                    (continued)


ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS             DECEMBER 31, 1997 (Unaudited)

                                                        MARKET
  SHARES                   PREFERRED STOCK              VALUE
----------------------------------------------------------------
               INDONESIA (2.3%)
    6,500      Freeport McMoRan Pfd. 'C' (22)           $147,875
   10,500      Freeport McMoRan Pfd. 'D' (22)            203,438
                                                     -----------
                                                         351,313
                                                     -----------
               TOTAL PREFERRED STOCK
                 (2.3%) (COST $450,965)                 $351,313
                                                     -----------

                                                         MARKET
  AMOUNT               CONVERTIBLE DEBENTURES            VALUE
----------------------------------------------------------------
               U.S. DOLLAR (1.7%)
 $250,000      Cheil Jedang Co 3.000%
                  due 12-31-06 (9)                      $264,063
                                                     -----------
               TOTAL U.S. DOLLAR (1.7%)                 $264,063
                                                     -----------

               NON U.S. DOLLAR (3.7%)
  149,850  FF  Gaumont SA  3.750%
                  due 01-01-03 (20)                      $29,224
  780,000  FF  Immobiliere Hoteliere
                  due 01-01-01 (33)                       89,753
  150,000  GBP Berisford plc 5.000%
                  due 01-31-15 (9)                       212,450
   50,000  GBP BAA plc  5.750%
                  due 03-29-06  (32)                      88,056
7,000,000  JPY Nippon Yusen 2.000%
                  due 09-29-00 (32)                       55,017
  170,000  NZ  Shortland Properties Inc. 7.500%
                  due 12-31-98 (27)                       87,830
                                                     -----------
               TOTAL NON-U.S. DOLLAR (3.7%)             $562,330
                                                     -----------

               TOTAL CONVERTIBLE DEBENTURES
                  (5.4%) (COST $820,356)                $826,393
                                                     -----------


   FACE                                               MARKET
  AMOUNT             NON-CONVERTIBLE BONDS             VALUE
----------------------------------------------------------------
               U.S. DOLLAR (1.5%)
 $250,000      United Mexican States 'C'
                 6.375%  12-31-19 (15)                  $231,875
                                                     -----------

               NON-U.S. DOLLAR (1.9%)
  300,000  AUD Queensland Treasury 8.00%
                 due 09-14-07 (15)                       219,240
  100,000  NZ  Trans Power Finance Ltd.  8.00%
                 due 02-15-02 (15)                        58,039
                                                     -----------
                                                         277,279
                                                     -----------
               TOTAL NON-CONVERTIBLE BONDS
                  (3.4%) (COST  $513,497)               $509,154
                                                     -----------

   FACE                                               MARKET
  AMOUNT                SHORT-TERM NOTES               VALUE
----------------------------------------------------------------
               CONSUMER PRODUCTS (5.5%)
 $833,000      Maytag Corp.
                 7.000%  01-02-98                       $832,838
                                                     -----------

               FINANCE (11.6%)
  498,000      American Express
                 5.750%  01-06-98                        497,602
  440,000      Goldman Sachs Group, LLP
                 6.050%  01-05-98                        439,704
  818,000      Merrill Lynch
                 6.000%  01-02-98                        817,865
                                                     -----------
                                                       1,755,171
                                                     -----------
               TOTAL SHORT-TERM NOTES
                  (17.1%) (COST  $2,588,008)          $2,588,009
                                                     -----------

               TOTAL HOLDINGS
                  (COST  $17,015,973) (A)            $16,412,482
                                                     ===========


               FOREIGN CURRENCIES
               NZ - New Zealand Dollar
               FF - French Franc
               GBP - British Pound
               JPY - Japanese Yen
               AUD - Austrailian Dollar


(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.


               Industry Classifications
                (1)  Agriculture                      (18)  Insurance
                (2)  Automotive                       (19)  Machinery
                (3)  Banking                          (20)  Media
                (4)  Building Products                (21)  Metal (non-ferrous)
                (5)  Capital Goods                    (22)  Mining
                (6)  Cement                           (23)  Packaging
                (7)  Chemicals                        (24)  Paper
                (8)  Computer Products                (25)  Publishing
                (9)  Consumer Products                (26)  Rail Equipment
               (10)  Electrical Products              (27)  Real Estate
               (11)  Electronics                      (28)  Retailing
               (12)  Energy and Oil                   (29)  Services
               (13)  Food & Beverage                  (30)  Steel
               (14)  Forest Products                  (31)  Textile
               (15)  Governmental                     (32)  Transportation
               (16)  Hotels                           (33)  Utilities
               (17)  Health Care                      (34)  Miscellaneous


  The accompanying notes are an integral part of these financial statements.


ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------
                                     DECEMBER 31, 1997 (UNAUDITED)
Assets:
 Investments in securities at market
  value (note 1) (Cost $17,015,973) .................. $16,412,482
 Cash in bank ........................................      17,163
 Unrealized gain on forward currency
  contracts (note 5) .................................     318,909
 Receivable for fund shares sold......................      12,958
 Receivable for securities sold ......................      30,654
 Dividends and accrued interest receivable ...........      44,747
 Deferred organizational expenses (note 1) ...........         949
 Other ...............................................       5,374
                                                      ------------
  Total assets .......................................  16,843,236
                                                      ------------

Liabilities:
 Unrealized gain on forward currency
  contracts (note 5) .................................      48,091
 Payable for investment management
  services (note 3) ..................................      12,537
 Accrued 12b-1 fees (note 6) .........................      10,985
 Other accrued expenses ..............................      17,581
 Dividends payable....................................   1,585,781
                                                      ------------
  Total liabilities ..................................   1,674,975
                                                      ------------

Net assets at market value                             $15,168,261
                                                      ============

Net assets consist of:
 Par value, $.001 per share ..........................      $1,221
 Paid-in capital in excess of par value ..............  15,290,070
 Accumulated undistributed net realized
  gain on investments ................................     216,215
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ...............................    (603,491)
  Foreign currency related transactions ..............      (1,526)
  Forward currency contracts (note 5).................     270,818
 Overdistributed net investment income ...............      (5,046)
                                                      ------------

Net assets at market value                             $15,168,261
                                                      ============

Shares outstanding....................................   1,221,492

Net asset value per share.............................      $12.42
                                                      ============
Maximum offering price per share ($12.42/95%).........      $13.07
                                                      ============


STATEMENT OF OPERATIONS
------------------------------------------------------------------
             FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)
Investment income:
 Interest (net of $360 foreign taxes withheld)........     $89,236
 Dividends (net of $10,085 foreign taxes withheld)....     122,494
                                                      ------------

  Total investment income.............................     211,730

Expenses:
 Management fees (note 3).............................      82,960
 12b-1 fees (note 6)..................................      23,044
 Custodian fees (note 3)..............................      41,178
 Directors' fees (note 3).............................       1,605
 Professional fees....................................       6,904
 Organizational expense ..............................       1,170
 Transfer agent and accounting fees ..................      23,019
 Filing fees .........................................       4,716
 Other................................................       2,624
                                                      ------------

  Total expenses......................................     187,220
                                                      ------------

  Net investment income ..............................      24,510
                                                      ------------

Realized and unrealized gain (loss) on
 investments and foreign currency:
 Net realized gain from:
  Investments.........................................     724,547
  Forward currency related transactions...............     310,459
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments........................................  (3,006,519)
   Foreign currency related transactions..............     128,067
                                                      ------------

   Net loss on investments............................  (1,843,446)
                                                      ------------

   Net decrease in net
   assets from operations............................. ($1,818,936)
                                                      ============






  The accompanying notes are an integral part of these financial statements.



ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)                                                   6 Months Ended     Year Ended
                                                                                                 Dec. 31, 1997     June 30, 1997
                                                                                                 --------------    -------------
From operations:
     Net investment income .....................................................................        $24,510         $167,390
     Realized gain on investments and foreign currency related transactions.....................      1,035,006        1,936,008
     Unrealized gain (loss) on investments and foreign currency related transactions............     (2,878,452)         393,505
                                                                                                 --------------    -------------
               Net increase (decrease) in assets from operations................................     (1,818,936)       2,496,903
                                                                                                 --------------    -------------

Dividends and distributions to shareholders:
     Dividends paid from net investment income..................................................        (26,567)        (178,422)
     Capital gains and foreign currency related transactions distributions .....................     (1,896,240)      (1,072,777)
                                                                                                 --------------    -------------
               Total dividends and distributions ...............................................     (1,922,807)      (1,251,199)
                                                                                                 --------------    -------------

From capital share transactions (note 4):
     Received from shares sold .................................................................      2,333,684        4,465,324
     Received from dividends reinvested ........................................................        317,884        1,281,180
     Paid for shares redeemed ..................................................................     (3,051,806)      (2,765,311)
                                                                                                 --------------    -------------
          Increase (decrease) in net assets derived from capital share transactions.............       (400,238)       2,981,193
                                                                                                 --------------    -------------

                    Increase (decrease) in net assets ..........................................     (4,141,981)       4,226,897
                                                                                                 --------------    -------------
Net Assets:
     Beginning of period .......................................................................     19,310,242       15,083,345
                                                                                                 --------------    -------------

     End of period (a) .........................................................................    $15,168,261      $19,310,242
                                                                                                 ==============    =============

  (a)     Includes overdistributed net investment income of.....................................        ($5,046)         ($2,989)
                                                                                                 ==============    =============

FINANCIAL HIGHLIGHTS (Unaudited)
                                                            Six Months
                                                              Ended                          Years Ended June 30,
                                                            12-31-97          1997         1996           1995           1994
                                                            --------        -------      -------        -------        -------
Per share data:
Net asset value, beginning of period........................  $15.45         $14.47       $12.89         $13.32          $9.90
Income from investment operations:
     Net investment income..................................    0.02           0.14         0.10           0.14           0.05
     Net realized and unrealized gain (loss) on
          investments and foreign currency transactions.....   (1.48)          1.92         2.24           0.63           4.01
                                                            --------        -------      -------        -------        -------
          Total income (loss) from investment operations....   (1.46)          2.06         2.34           0.77           4.06
                                                            --------        -------      -------        -------        -------
Less distributions:
     Dividends from net investment income...................   (0.02)         (0.15)       (0.39)         (0.14)         (0.05)
     Distributions from net realized capital gains and
          foreign currency transactions.....................   (1.55)         (0.93)       (0.37)         (1.06)         (0.59)
                                                            --------        -------      -------        -------        -------
          Total distributions...............................   (1.57)         (1.08)       (0.76)         (1.20)         (0.64)
                                                            --------        -------      -------        -------        -------
Net asset value, end of period..............................  $12.42         $15.45       $14.47         $12.89         $13.32
                                                            ========        =======      =======        =======        =======

Total return................................................   (9.53%) (b)    14.76%       18.65%          6.44%         40.65%

Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
     Expenses...............................................    2.08% (a)      1.87%        1.72%          1.50%          1.50%
     Net investment income..................................    0.27% (a)      0.99%        0.70%          1.11%          0.46%
Ratios assuming no fees reimbursed by advisor:
     Expenses ..............................................    2.08% (a)      1.98%        1.72%          1.50%          1.50%
     Net investment income .................................    0.27% (a)      0.88%        0.70%          1.11%          0.46%

Average commission rate (d) ................................   $0.01          $0.02            NR             NR             NR
Portfolio turnover rate.....................................       8%             9%          20%            39%            27%
Net assets at end of period (millions)......................   $15.2          $19.3        $15.1          $12.0          $10.4

(a)       Annualized
(b)       Calculated on an aggregate basis (not annualized)
(c)       The advisor has elected to reimburse certain operating expenses of the International Portfolio.
(d)       Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
NR        Not required prior to June 30, 1997

                            The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                     10.20%           4.69%
Three-year                   11.73%           9.83%
Since inception (11/1/94)     9.76%           7.99%


The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The Global Contrarian Portfolio underperformed the MSCI World Index over the six-month period ending December 31, 1997. This was partly due to the portfolio's significant exposure (approximately 20%) to commodities-related securities (e.g., oil, gold, forest products, base metals, sugar), which were pressured over the period by the developing Asian financial crisis. The poor performance of emerging market debt (roughly 6% of the portfolio through Brady bonds and corporate debt) also negatively impacted the portfolio.

The portfolio has been reducing its exposure to commodities-related securities over the last six-months as weaker global economic growth is anticipated in the medium-term following the Asian crisis. Simultaneously, the portfolio has started buying selected stocks and bonds that appear depressed in a few Asian countries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                            '94        '95        '96        '97
GLOBAL CONTRARIAN PORTFOLIO
 (COMMENCED OPERATIONS NOVEMBER 1, 1994)    $9,150     $10,521    $11,581    $12,761
MORGAN STANLEY CAPT. INTL. WORLD INDEX      $9,654     $11,134    $12,634    $14,528


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                               % of Portfolio
1.  Edipresse                                       3.45
2.  Secom                                           3.04
3.  San Juan Basin Royalty Trust                    2.93
4.  East Texas Financial Services                   2.64
5.  Cowles Media                                    2.41
6.  Zero Corp                                       2.35
7.  Unifirst                                        2.23
8.  Kuehne Nagel                                    2.05
9.  Franklin Electric                               2.04
10. CDL Hotels                                      1.94

TOP 5 INDUSTRIES AS OF DECEMBER 31,1997

                                               % of Portfolio
United States                                     47.00
Japan                                              8.00
Switzerland                                        7.14
France                                             4.83
Mexico                                             3.20


The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.



ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

SCHEDULE OF INVESTMENTS               DECEMBER 31, 1997 (unaudited)

                                                             MARKET
   SHARES              U.S. COMMON STOCK                      VALUE
--------------------------------------------------------------------
           CHEMICALS (0.9%)
   5,000   Lawter International Inc.                         $54,375
                                                         -----------
           CAPITAL GOODS (3.8%)
   2,000   Bandag Inc. Class 'A'                              95,750
   2,000   Franklin Electric Co. Inc.                        128,500
                                                         -----------
                                                             224,250
                                                         -----------
           CONSUMER PRODUCTS (5.2%)
   2,000   Allen Organ Co. Class 'B'                          83,000
   1,300   Dole Foods Company, Inc.                           59,475
   5,000   Furniture Brands Intl., Inc.                      102,500
   3,000   Wang Laboratories, Inc.                            66,375
                                                         -----------
                                                             311,350
                                                         -----------
           FINANCE (7.1%)
   5,000   Classic Bancshares Inc.                            83,750
   7,000   East Texas Financial Services                     166,250
   5,000   First Federal Financial Corp.                      80,625
   5,000   Southern Banc Company, Inc.                        87,500
                                                         -----------
                                                             418,125
                                                         -----------
           FORESTRY & PAPER PRODUCTS (3.6%)
     500   Georgia Pacific Corporation                        30,375
     500   Georgia Pacific Corp. Timber Group                 11,344
   2,500   Greif Brothers Corp. Class 'A'                     83,750
   2,000   Rayonier Inc.                                      85,125
                                                         -----------
                                                             210,594
                                                         -----------
           MEDIA (0.2%)
   8,000   Integrity Music, Inc. 'A'                          10,000
                                                         -----------

           METALS AND MINING (1.0%)
   1,000   Reynolds Metals Company                            60,000
                                                         -----------

           OIL AND ENERGY (5.9%)
   6,500   North European Oil Royalty Trust                  104,812
   1,300   Rochester & Pittsburgh Coal Co.                    57,850
  20,000   San Juan Basin Royalty Trust                      185,000
                                                         -----------
                                                             347,662
                                                         -----------
           REAL ESTATE (0.8%)
   2,000   Alico, Inc.                                        46,500
                                                         -----------

           SERVICES (1.8%)
   3,000   Manpower Inc.                                     105,750
                                                         -----------

           MISCELLANEOUS (7.5%)
   2,000   Chemed Corp.                                       82,875
   6,000   Kaiser Ventures Inc.                               72,000
   5,000   UniFirst Corporation                              140,312
   5,000   Zero Corporation                                  148,125
                                                         -----------
                                                             443,312
                                                         -----------
           TOTAL U.S. COMMON STOCK
             (37.8%) (COST $1,622,348)                    $2,231,918
                                                         -----------

                                                              MARKET
   SHARES                  FOREIGN COMMON STOCK                VALUE
--------------------------------------------------------------------
           JAPAN (8.9%)
   6,000   Dai Tokyo Fire & Marine Ins. Co., Ltd. (18)       $20,611
  10,000   Dowa Fire & Marine Ins. Co., Ltd. (18)             29,828
   2,500   Fuji Photo Film Co. Ltd. (9)                       95,848
   4,000   Koekisha Co., Ltd.                                 65,023
   7,000   Nittetsu Mining Co., Ltd. (22)                     28,448
   3,000   Secom Co., Ltd. (29)                              191,849
     400   Toho Co. (20)                                      42,633
  10,000   Yomeishu Seizo Co. Ltd.                            51,758
                                                         -----------
                                                             525,998
                                                         -----------
           SWITZERLAND (7.5%)
      15   Bank for Intl. Settlements (3)                     93,622
     750   Edipresse SA 'Bearer' (25)                        217,510
     200   Kuehne & Nagel International AG (3)               129,001
                                                         -----------
                                                             440,133
                                                         -----------
           FRANCE (4.2%)
   1,500   Emin Leydier (14)                                  88,507
     500   Groupe NSC (19)                                    65,570
     500   Legrand ADP (10)                                   63,076
     600   Rougier SA (14)                                    29,918
                                                         -----------
                                                             247,071
                                                         -----------
           LATIN AMERICA (3.4%)
  10,000   Antofagasta Holding plc (21)                       54,506
 500,000   Grupo Fernandez Editores (25)                     117,837
  30,308   Ledesma SA (1)                                     31,526
                                                         -----------
                                                             203,869
                                                         -----------
           HONG KONG (3.3%)
 403,845   CDL Hotels Intl. Ltd. (16)                        122,499
 100,000   Shaw Brothers (Hong Kong) Ltd.(20)                 74,219
                                                         -----------
                                                             196,718
                                                         -----------
           NEW ZEALAND (2.9%)
  50,000   Carter Holt Harvey Ltd. (14)                       77,207
  50,000   Shortland Properties, Ltd. (27)                    25,542
  50,000   Wrightson Ltd. (1)                                 23,220
  10,000   Independent Press Communications (1)               46,440
                                                         -----------
                                                             172,409
                                                         -----------
           GERMANY (2.7%)
     200   Buderus AG (5)                                     89,744
     100   Axel Springer Verlag AG (20)                       67,280
                                                         -----------
                                                             157,024
                                                         -----------
           MEXICO (1.3%)
  17,500   Industrias Penoles S.A. de C.V.                    77,927
                                                         -----------

           MALAYSIA (1.3%)
  30,000   Genting Berhad                                     75,173
                                                         -----------

           SOUTH AFRICA (1.2%)
  15,000   Vaal Reefs Exploration Ltd. ADR (21)               57,656
   2,500   Western Areas Gold Mining Ltd. (21)                13,768
                                                         -----------
                                                              71,424
                                                         -----------
           INDONESIA (1.1%)
 430,000   PT Rigs Tender                                     66,454
                                                         -----------

           BELGIUM (1.0%)
     376   Engrais Rosier SA (34)                             61,628
                                                         -----------

           CANADA (0.9%)
   3,000   Noranda, Inc. (21)                                 51,643
                                                         -----------

                                                                    (continued)



ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS             DECEMBER 31, 1997 (Unaudited)

                                                           MARKET
 SHARES            FOREIGN COMMON STOCK                     VALUE
------------------------------------------------------------------
              SWEDEN (0.8%)
    5,000     Bylock & Nordsjofrakt AB 'B' (32)            $20,670
    5,000     Gorthon Lines (32)                            27,539
                                                       -----------
                                                            48,209
                                                       -----------
              NETHERLANDS (0.6%)
    2,600     German City Estates NV (27)                   35,283
                                                       -----------

              SINGAPORE (0.3%)
   13,000     DelGro Corp. Ltd. (35)                        15,917
    6,500     Singapore Bus Service Ltd. (32)                2,357
                                                       -----------
                                                            18,274
                                                       -----------
              MISCELLANEOUS (1.6%)
   62,000     Lonrho plc (34)                               95,237
                                                       -----------

              TOTAL FOREIGN COMMON STOCK
                (43.0%) (COST $2,898,652)               $2,544,474
                                                       -----------

              TOTAL COMMON STOCK
                  (80.8%) (COST  $4,521,000)            $4,776,392
                                                       -----------

                                                          MARKET
   SHARES               U.S. PREFERRED STOCK              VALUE
------------------------------------------------------------------
              MEDIA (2.6%)
    2,000     Cowles Media Co. Pfd.                       $152,000
                                                       -----------

              TOTAL U.S. PREFERRED STOCK
                (2.6%) (COST $46,250)                     $152,000
                                                       -----------

                                                          MARKET
   SHARES              FOREIGN PREFERRED STOCK            VALUE
------------------------------------------------------------------
              INDONESIA (2.3%)
    2,500     Freeport McMoRan Pfd. 'D' (22)               $48,438
    4,000     Freeport McMoRan Pfd. 'C' (22)                91,000
                                                       -----------
                                                           139,438
                                                       -----------
              TOTAL FOREIGN PREFERRED STOCK
                (2.3%) (COST $177,847)                    $139,438
                                                       -----------

              TOTAL PREFERRED STOCK
                (4.9%) (COST $224,097)                    $291,438
                                                       -----------

   FACE                                                    MARKET
  AMOUNT                     SHORT-TERM NOTES              VALUE
------------------------------------------------------------------
              APPLIANCES (5.1%)
 $300,000     Maytag Corp.
                 7.000%  due 01-02-98                     $299,942
                                                       -----------

              FINANCE (3.3%)
  196,000     Merrill Lynch
                 6.000%  due 01-02-98                      195,967
                                                       -----------

              TOTAL SHORT-TERM NOTES
                 (8.4%) (COST  $495,909)                  $495,909
                                                       -----------

   FACE                                                   MARKET
  AMOUNT                  NON-CONVERTIBLE BONDS           VALUE
------------------------------------------------------------------
              U.S. DOLLAR (6.0%)
  $50,000     Cemex SA  10.000%
                 due 11-05-99 (6)                          $51,000
  147,000     Federal Republic Of Brazil EI FRN
                 6.875% due 04-15-06 (15)                  127,155
  144,000     Republic of Argentina FRB
                 6.750% due 03-31-05 (15)                  128,916
   50,000     PT Pabrik Kertas Tjiwi Kimia
                 13.250% due 08-01-01 (14)                  50,008
                                                       -----------

              TOTAL NON-CONVERTIBLE BONDS
                 (6.0%) (COST  $304,146)                  $357,079
                                                       -----------

   FACE                                                   MARKET
  AMOUNT                  CONVERTIBLE DEBENTURES          VALUE
------------------------------------------------------------------
              U.S. DOLLAR (3.5%)
  $55,000     Inversiones y Representaciones
                 4.500%  08-02-03 (27)                     $58,506
  100,000     International Container Terminal Svcs Inc.
                 1.750%  03-13-04 (32)                      74,250
  100,000     Tipeo Asphalt Co.
                 2.750%  09-16-06 (6)                       74,000
                                                       -----------
                                                           206,756
                                                       -----------
              NON U.S. DOLLAR (1.4%)
  100,000  NZ Shortland Properties Inc.
                 7.500% due 12-31-98 (27)                   51,665
  260,000  FF Immobilier Hoteliere
                 5.000% due 01-01-01 (16)                   29,918
                                                       -----------
                                                            81,583
                                                       -----------
              TOTAL CONVERTIBLE DEBENTURES
                 (4.9%) (COST  $314,950)                  $288,339
                                                       -----------

              TOTAL HOLDINGS
                 (COST  $5,860,102)(a)                  $6,209,157
                                                       ===========



(a) Also represents cost for Federal income tax purposes.

Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc


         INDUSTRY CLASSIFICATIONS
          (1)  Agriculture                  (12)  Energy and Oil          (23)  Packaging
          (2)  Automotive                   (13)  Food & Beverage         (24)  Paper
          (3)  Banking                      (14)  Forest Products         (25)  Publishing
          (4)  Building Products            (15)  Governmental            (26)  Rail Equipment
          (5)  Capital Goods                (16)  Hotels                  (27)  Real Estate
          (6)  Cement                       (17)  Health Care             (28)  Retailing
          (7)  Chemicals                    (18)  Insurance               (29)  Services
          (8)  Computer Products            (19)  Machinery               (30)  Steel
          (9)  Consumer Products            (20)  Media                   (31)  Textile
         (10)  Electrical Products          (21)  Metal (non-ferrous)     (32)  Transportation
         (11)  Electronics                  (22)  Mining                  (33)  Utilities

  The accompanying notes are an integral part of these financial statements.


ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1997  (UNAUDITED)

Assets:
 Investments in securities at market
  value (note 1) (Cost $5,860,102) ........  $6,209,157
 Cash in bank .............................      65,920
 Unrealized gain on forward currency
  contracts (note 5) ......................      47,278
 Receivable for fund shares sold...........      12,905
 Dividends and accrued interest receivable       22,078
 Deferred organizational expenses (note 1)          951
 Other ....................................       2,191
                                             ----------
  Total assets ............................   6,360,480
                                             ----------

Liabilities:
 Unrealized loss on forward currency
  contracts (note 5) ......................       9,024
 Payable for securities purchased .........      76,356
 Payable for investment management
  services (note 3) .......................       1,592
 Accrued 12b-1 fees (note 6) ..............       3,904
 Other accrued expenses ...................      22,603
 Dividends payable.........................     335,817
                                             ----------
  Total liabilities .......................     449,296
                                             ----------

Net assets at market value                   $5,911,184
                                             ==========

Net assets consist of:
 Par value, $.001 per share ...............        $535
 Paid-in capital in excess of par value ...   5,466,487
 Accumulated undistributed net realized
  gain on investments .....................      57,096
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ....................     349,055
  Foreign currency related transactions ...        (504)
  Forward currency contracts (note 5)......      38,254
 Undistributed net investment income ......         261
                                             ----------

Net assets at market value                   $5,911,184
                                             ==========

Shares outstanding.........................     535,280

Net asset value per share..................      $11.04
                                             ==========
Maximum offering price per share ($11.04/95)     $11.62
                                             ==========




STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

Investment income:
 Interest............................................    $38,635
 Dividends (net of $2,628 foreign taxes withheld)....     55,131
                                                      ----------

  Total investment income............................     93,766

Expenses:
 Management fees (note 3)............................     28,593
 12b-1 fees (note 6).................................      7,942
 Custodian fees (note 3).............................     22,526
 Directors' fees (note 3) ...........................        530
 Professional fees...................................      2,275
 Transfer agent and accounting fees..................     12,973
 Filing fees ........................................      4,445
 Organizational expense (note 1) ....................        263
 Other...............................................        776
                                                      ----------

  Total expenses.....................................     80,323
                                                      ----------
  Less expenses voluntarily reduced
   or reimbursed (note 3)............................    (12,017)
                                                      ----------

  Net expenses.......................................     68,306
                                                      ----------

  Net investment income..............................     25,460
                                                      ----------

Realized and unrealized gain (loss) on
 investments and foreign currency:
 Net realized gain from:
  Investments........................................    184,790
  Forward currency related transactions..............     29,325
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments.......................................   (278,186)
   Foreign currency related transactions.............     24,812
                                                      ----------

   Net loss on investments...........................    (39,259)
                                                      ----------

   Net decrease in net
   assets from operations............................   ($13,799)
                                                      ==========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                      6 Months Ended      Year Ended
                                                                                       Dec. 31, 1997     June 30, 1997
                                                                                       ------------      ------------
From operations:
   Net investment income .........................................................          $25,460          $104,098
   Realized gain on investments and foreign currency related transactions ........          214,115           388,766
   Unrealized gain (loss) on investments and foreign currency related transactions         (253,374)          135,383
                                                                                       ------------      ------------
     Net increase (decrease) in assets from operations ...........................          (13,799)          628,247
                                                                                       ------------      ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income .....................................          (22,297)         (109,924)
   Capital gains and foreign currency related transactions distributions .........         (356,577)         (345,450)
                                                                                       ------------      ------------
     Total dividends and distributions ...........................................         (378,874)         (455,374)
                                                                                       ------------      ------------

From capital share transactions (note 4):
   Received from shares sold .....................................................          384,968           966,852
   Received from dividends reinvested ............................................           20,291           277,521
   Paid for shares redeemed ......................................................         (397,236)         (784,457)
                                                                                       ------------      ------------
    Increase in net assets derived from capital share transactions ...............            8,023           459,916
                                                                                       ------------      ------------

      Increase (decrease) in net assets ..........................................         (384,650)          632,789
                                                                                       ------------      ------------
Net Assets:
   Beginning of period ...........................................................        6,295,834         5,663,045
                                                                                       ------------      ------------

   End of period (a) .............................................................       $5,911,184        $6,295,834
                                                                                       ============      ============

(a) Includes undistributed (overdistributed) net investment income of ............             $261           ($2,902)
                                                                                       ============      ============




FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                         Six Months                                            11-1-94
                                                           Ended                Years Ended June 30,              to
                                                       Dec. 31, 1997          1997              1996           6-30-95
                                                       ------------        ------------     ------------     ------------
Per share data:
Net asset value, beginning of period ...............         $11.79              $11.48           $10.01           $10.00
Income from investment operations:
   Net investment income ...........................           0.04                0.20             0.16             0.17
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ..          (0.08)               0.99             1.61             0.13
                                                       ------------        ------------     ------------     ------------
    Total income from investment operations ........          (0.04)               1.19             1.77             0.30
                                                       ------------        ------------     ------------     ------------
Less distributions:
   Dividends from net investment income ............          (0.04)              (0.21)           (0.16)           (0.17)
   Distributions from net realized capital gains and
    foreign currency transactions ..................          (0.67)              (0.67)           (0.14)           (0.12)
                                                       ------------        ------------     ------------     ------------
    Total distributions ............................          (0.71)              (0.88)           (0.30)           (0.29)
                                                       ------------        ------------     ------------     ------------
Net asset value, end of period .....................         $11.04              $11.79           $11.48           $10.01
                                                       ============        ============     ============     ============

Total return .......................................          (0.38%)(b)          11.11%           17.84%            2.99%

Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
   Expenses ........................................           2.18%(a)            2.02%            2.14%            2.05%
   Net investment income ...........................           0.81%(a)            1.78%            1.49%            2.85%
Ratios assuming no fees reimbursed by advisor:
   Expenses ........................................           2.57%(a)            2.21%            2.14%            2.05%
   Net investment income ...........................           0.43%(a)            1.59%            1.49%            2.85%

Average commission rate (d) ........................          $0.01               $0.01               NR               NR
Portfolio turnover rate ............................             12%                  6%              26%               8%
Net assets at end of period (millions) .............           $5.9                $6.3             $5.7             $3.9

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio.
(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1997 (UNAUDITED)

    FACE                                                   MARKET
   AMOUNT                 REPURCHASE AGREEMENTS            VALUE
----------------------------------------------------------------------
                 FINANCIAL (11.3%)
    $605,000     Star Bank 5.500% due 01-02-98
                   repurchase price $605,185
                   collateralized by GNMA certificates,
                   pool # 8359
                   due 01-20-24 (cost $605,000)           $605,000
                                                         ---------
                 TOTAL REPURCHASE AGREEMENTS
                    (11.3%) (COST $605,000)               $605,000
                                                         ---------

                                                    MARKET
 SHARES                  COMMON STOCK                VALUE
----------------------------------------------------------------
           AUTOMOTIVE AND RELATED (2.6%)
 1,000  *  Coldwater Creek                           $33,750
 1,800     Harley Davidson, Inc.                      98,550
 5,850  *  Miller Industries, Inc.                     4,837
                                                   ---------
                                                     137,137
                                                   ---------
           BUSINESS SERVICES (12.5%)
   400  *  Abacus Direct Corp.                        16,400
 2,800  *  Appolo Group CL A                         132,300
 2,500  *  Accustaff Inc.                             57,500
 2,900  *  Cambridge Technology Partners             120,713
   961  *  Cendant Corporation                        33,043
 1,000  *  Documentum Inc.                            42,125
 2,300  *  DST Systems, Inc.                          98,181
 2,800  *  Gartner Group                             104,300
 3,450  *  US Office Products Corp.                   67,706
                                                   ---------
                                                     672,268
                                                   ---------
           COMMUNICATIONS (4.6%)
 4,200  *  Advanced Fibre Communications             122,325
 1,800  *  Tellabs Inc.                               95,175
 1,000  *  Tekelec                                    30,500
                                                   ---------
                                                     248,000
                                                   ---------
           COMPUTER AND RELATED (24.2%)
 2,200  *  Aspen Technology, Inc.                     75,350
 3,200  *  Bea Systems Inc.                           55,400
 1,200  *  Cadence Design Systems, Inc.               29,400
   900  *  CDW Computer Centers, Inc.                 46,913
 2,000  *  Daou Systems Inc.                          62,500
 1,100  *  Dell Computer Corp.                        92,400
   600  *  Electronics for Imaging, Inc.               9,975
 1,700  *  Galileo Tech Ltd.                          49,087
 2,800     HBO & CO                                  134,400
 1,300  *  Intl. Telcomm Data Systems                 41,600
 2,900     JD Edwards & Co.                           85,550
 1,900  *  Manugistics                                84,788
   800  *  McAfee Associates, Inc.                    42,300
 1,400  *  Parametric Technology Corp.                66,325
 3,700  *  RWD Technologies, Inc.                     66,600
 1,200  *  Remedy Corp.                               25,200
 2,000  *  Sterling Commerce, Inc.                    76,875
 5,000  *  Summit Design, Inc.                        51,875
 2,400  *  Security Dynamics Technologies, Inc.       85,800
 3,000  *  Vision Software                           115,125
                                                   ---------
                                                   1,297,463
                                                   ---------
           CONSUMER GOODS (1.6%)
 2,850  *  Blyth Industries, Inc.                     85,322
                                                   ---------




                                                  MARKET
 SHARES              COMMON STOCK                 VALUE
---------------------------------------------------------------
          DRUGS (4.0%)
 2,070  * Dura Pharmaceuticals, Inc.               $94,961
 3,200  * Parexel International Corp.              118,400
                                                ----------
                                                   213,361
                                                ----------
          ELECTRICAL EQUIPMENT (4.7%)
 2,600    Helix Technology Corp.                    50,700
   800  * Lernout & Hausp Speech Products           37,200
   500  * Level One Communications                  14,125
   800  * Micrel Inc.                               23,000
 2,550  * Microchip Technology, Inc.                76,500
 1,000  * Powerwave Technologies, Inc.              16,812
 1,200  * Speed Fam International, Inc.             31,800
                                                ----------
                                                   250,137
                                                ----------
          ENTERTAINMENT AND LEISURE (1.4%)
 2,200  * American Skiing Corp.                     32,725
 1,100  * Cinar Films Inc. CL B                     42,762
                                                ----------
                                                    75,487
                                                ----------
          FINANCIAL SERVICES (3.9%)
 1,600    Associates First Capital                 113,800
 4,600    Money Store                               96,600
                                                ----------
                                                   210,400
                                                ----------
          FOOD & RELATED (1.3%)
 1,200  * Suiza Foods Corp.                         71,475
                                                ----------

          HOTEL/LODGING (1.9%)
   900  * Capstar Hotel Co.                         68,625
   800  * Signature Resorts, Inc.                   32,813
                                                ----------
                                                   101,438
                                                ----------
          HOUSING, FURNITURE & RELATED (0.9%)
 2,500  * Comfort Systems USA, Inc.                 49,375
                                                ----------

          INDUSTRIAL SERVICES (2.9%)
   800  * Cognex Corp.                              95,375
   500  * Eastern Environmental Services            11,000
 1,100  * Hanover Compressor                        22,481
   700    Santa Fe International                    28,481
                                                ----------
                                                   157,337
                                                ----------
        * MACHINERY (1.1%)
 1,000  * Asyst Corp.                               21,750
   800  * Lam Research Corp.                        23,400
   400  * US Filter Corp.                           11,975
                                                ----------
                                                    57,125
                                                ----------
          MEDIA & PUBLISHING (5.5%)
 1,800  * Clear Channel Communications             142,988
   600  * Consolidated Graphics                     27,975
 1,900  * Jacor Communications                     100,937
   100  * Mail-Well Inc.                             4,050
   700  * United Video Satellite                    20,125
                                                ----------
                                                   296,075
                                                ----------
          MEDICAL AND RELATED (4.3%)
 3,600  * FPA Medical Management                    67,050
 1,850  * Health Management Assoc., Inc.            46,713
 1,700    Omnicare Inc.                             52,700
   800  * Pediatrix Medical Group                   34,200
   500  * Safeskin Corp.                            28,375
                                                ----------
                                                   229,038
                                                ----------

                                                (continued)

CORE GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    -6.37%           -11.05%
Since inception (11/1/96)   -6.37%           -10.43%


The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The top 30 companies in the Russell 3000 Growth Index represent 47% of the index's market capitalization. While they are growing at above-average rates, we believe that there are many smaller companies with higher earnings growth. Over the next three to five years, Core Growth Portfolio companies are expected to grow earnings at 38% versus 14% for the Russell 3000 Growth Index companies.

The NMSGI Index, consisting of the 500 fastest growing small stocks, aims to eliminate the large cap bias of the NASDAQ in which Intel and Microsoft account for 20% of the market. The index advanced just 7.3% for 1997 despite the fact that 75% of its companies met or beat estimates. Additionally, earnings growth in the index registered a 58% gain for the year versus a 10% gain for the S&P 500, illustrating the point that small companies grow faster than large ones.

Except for a few months in mid-1997, investors were unwilling to pay for high-quality, high-earnings growth companies. Currently, uncertainty centered on Asia has kept investors at bay. Steadfast investors in this style will be rewarded. In virtually all past periods, remaining invested in this style has paid off when the style returns to favor.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                            '95        '96        '97
CORE GROWTH PORTFOLIO
 (COMMENCED OPERATIONS NOVEMBER 1, 1995)    $9,500     $9,390     $8,791
RUSSELL 3000 INDEX                          $10,000    $10,610    $13,978


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF DECEMBER 31, 1997

                                               % of Portfolio
1.  Clear Channel Comm                              2.66
2.  HBO                                             2.50
3.  Appolo Group                                    2.47
4.  Advanced Fibre Comm.                            2.28
5.  Cambridge Technology                            2.25
6.  Parexel Int'l                                   2.21
7.  Visio Software                                  2.15
8.  Assoc 1st Capital                               2.12
9.  Gartner Group                                   1.94
10. Jacor Comm                                      1.88

TOP 5 INDUSTRIES AS OF DECEMBER 31,1997

                                               % of Portfolio
Computer and Related                              24.18
Business Services                                 11.91
Oil, Energy, and Natural Gas                       9.66
Electrical Equipment                               4.66
Medical and Related                                4.27


The prices of small companies are generally more volatile than the prices of large companies.

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)


SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1997 (UNAUDITED)

                                                    MARKET
 SHARES                  COMMON STOCK                VALUE
----------------------------------------------------------------
           OIL, ENERGY AND NATURAL GAS (9.7%)
   900     Camco International, Inc.                 $57,319
   200  *  Dril-Quip Inc.                              7,025
 1,600     Ensco International, Inc.                  53,600
   700  *  EVI Inc.                                   36,225
 1,700  *  Friede Goldman International, Inc.         50,788
   800  *  Global Industries Ltd.                     13,600
   600     Helmerch & Payne                           40,725
 1,400  *  IRI International Corp.                    19,600
 1,400  *  Newpark Resources, Inc.                    24,500
 1,600  *  Pool Energy Services Co.                   35,600
 1,000  *  Seacor Smit Inc.                           60,250
 1,300  *  UTI Energy Corp.                           33,637
 4,000  *  Varco International, Inc.                  85,750
                                                   ---------
                                                     518,619
                                                   ---------



                                                  MARKET
 SHARES              COMMON STOCK                 VALUE
---------------------------------------------------------------
          RETAIL (1.0%)
 1,400  * Hibbett Sporting Goods, Inc.             $30,800
   500  * Whole Food Market, Inc.                   25,563
                                                ----------
                                                    56,363
                                                ----------
          TEXTILES (1.6%)
 2,000  * Jones Apparel Group, Inc.                 86,000
                                                ----------

          TRANSPORTATION (2.2%)
   500  * Coach USA Inc.                            16,750
 2,100  * Hvide Marine Inc.                         54,075
 2,100    Motivepower Industries, Inc.              48,825
                                                ----------
                                                   119,650
                                                ----------
          TOTAL COMMON STOCK
             (91.9%) (COST  $4,640,160)         $4,932,070
                                                ----------

          TOTAL HOLDINGS
             (COST  $5,245,160)(a)              $5,537,070
                                                ==========

*   NON INCOME PRODUCING SECURITY.
(a) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1997  (UNAUDITED)

Assets:
 Investments in securities at market
  value (note 1) (Cost $5,245,160) ..........  $5,537,070
 Cash in bank ...............................         264
 Receivable for fund shares sold.............       1,918
 Dividends and accrued interest receivable ..         148
 Receivable for securities sold .............      96,829
 Other ......................................       5,312
                                               ----------
  Total assets ..............................   5,641,541
                                               ----------

Liabilities:
 Payable for securities purchased ...........     261,636
 Payable for investment management
  services (note 3) .........................       4,532
 Accrued 12b-1 fees (note 6) ................       3,412
 Other accrued expenses .....................       5,403
                                               ----------
  Total liabilities .........................     274,983
                                               ----------

Net assets at market value                     $5,366,558
                                               ==========

Net assets consist of:
 Par value, $.001 per share .................        $579
 Paid-in capital in excess of par value .....   5,603,510
 Accumulated net realized
  loss on investments .......................    (529,441)
 Net unrealized appreciation on investments .     291,910
                                               ----------

Net assets at market value                     $5,366,558
                                               ==========

Shares outstanding...........................     579,458

Net asset value per share....................       $9.26
                                               ==========
Maximum offering price per share ($9.26/95%).       $9.75
                                               ==========




STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED DECEMBER 31, 1997   (UNAUDITED)

Investment income:
 Interest.............................................     $12,999
 Dividends............................................       2,063
                                                        ----------

  Total investment income.............................      15,062
                                                        ----------

Expenses:
 Management fees (note 3).............................      26,895
 12b-1 fees (note 6)..................................       7,078
 Custodian fees (note 3)..............................       2,890
 Directors' fees (note 3).............................         528
 Professional fees....................................       2,260
 Transfer agent and accounting fees ..................      15,999
 Filing fees .........................................       5,650
 Other................................................         805
                                                        ----------

  Total expenses......................................      62,105
                                                        ----------
  Less expenses voluntarily reduced
   or reimbursed (note 3).............................      (1,291)
                                                        ----------

  Net expenses........................................      60,814
                                                        ----------

  Net investment loss ................................     (45,752)
                                                        ----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments ..................    (375,124)
 Net increase in unrealized
  appreciation on investments ........................      76,439
                                                        ----------

   Net loss on investments............................    (298,685)
                                                        ----------

   Net decrease in net
   assets from operations.............................   ($344,437)
                                                         ==========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                                        11-1-96
                                                                   6 Months Ended          to
                                                                    Dec. 31, 1997       6-30-97
                                                                   --------------    --------------
From operations:
 Net investment loss ...........................................         ($45,752)         ($38,829)
 Realized loss on investments ..................................         (375,124)         (154,317)
 Unrealized gain on investments ................................           76,439           215,471
                                                                   --------------    --------------
   Net increase (decrease) in assets from operations ...........         (344,437)           22,325
                                                                   --------------    --------------

From capital share transactions (note 4):
 Received from shares sold .....................................          543,944         5,793,191
 Paid for shares redeemed ......................................         (315,833)         (332,632)
                                                                   --------------    --------------
  Increase in net assets derived from capital share transactions          228,111         5,460,559
                                                                   --------------    --------------

    Increase (decrease)  in net assets .........................         (116,326)        5,482,884
                                                                   --------------    --------------
Net Assets:
 Beginning of period ...........................................        5,482,884                 0
                                                                   --------------    --------------

 End of period (a) .............................................       $5,366,558        $5,482,884
                                                                   ==============    ==============

(a) Includes net investment loss of ............................         ($45,752)         ($38,829)
                                                                   ==============    ==============

FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                      Six Months          11-1-96
                                                                        Ended                to
                                                                       12-31-97           6-30-97
                                                                    --------------     --------------
Per share data:
Net asset value, beginning of period ............................            $9.86             $10.00
Income from investment operations:
 Net investment loss ............................................            (0.08)             (0.08)
 Net realized and unrealized gain on
  investments ...................................................            (0.52)             (0.06)
                                                                    --------------     --------------
  Total (loss) from investment operations .......................            (0.60)             (0.14)
                                                                    --------------     --------------

Net asset value, end of period ..................................            $9.26              $9.86
                                                                    ==============     ==============

Total return (b) ................................................            (6.09%)            (1.40%)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses (a) ...................................................             2.19%              1.35%
 Net investment loss (a) ........................................            (1.64%)            (0.87%)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses (a) ...................................................            (2.23%)             1.40%
 Net investment loss (a) ........................................            (1.69%)            (0.92%)

Average commission rate (d) .....................................            $0.06              $0.05
Portfolio turnover rate .........................................               52%                80%
Net assets at end of period (millions) ..........................             $5.4               $5.5

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) The advisor has reimbursed certain operating expenses of the Core Growth Portfolio.
(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

   The accompanying notes are an integral part of these financial statements.

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     December 31, 1997 (Unaudited)

(1)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES ONE Fund, Inc.
     (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

     MONEY MARKET PORTFOLIO - current income consistent with preservation of capital and liquidity.
     TAX-FREE INCOME PORTFOLIO - high current income exempt from federal income taxes.
     INCOME PORTFOLIO - high current income. Preservation of capital is a secondary objective.
     INCOME & GROWTH PORTFOLIO - moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. GROWTH PORTFOLIO - long-term capital growth.
     SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.
     INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.
     GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.

     The following portfolio commenced operations on November 1, 1996:

     CORE GROWTH PORTFOLIO - long-term capital appreciation.

     The following is a summary of significant accounting policies:

     Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

     For all other portfolios, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

     Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contract). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     December 31, 1997 (Unaudited)

     Each portfolio other than the Money Market Portfolio may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

     The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

     Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

     The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis:
     (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.
     (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

     Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

     Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

     Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     December 31, 1997 (Unaudited)

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth
     Portfolio: accumulated net investment loss has been decreased by $45,752, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $45,752. This reclassification has no effect on net assets or net asset value per share.

     For Federal income tax purposes, the Tax-Free Income, Income and Core Growth Portfolios had net capital losses of $11,340, $103,545 and $154,317 respectively at June 30, 1997. If not offset by subsequent capital gains, $54,379 will expire June 30, 2003 in the Income Portfolio, $7,298 and $49,166 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, and $4,042 and $154,317 will expire June 30, 2005 in the Tax-Free Income and Core Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

     It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

     Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated between the portfolios in the Fund based on average net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     The gross unrealized appreciation and depreciation on investments in each portfolio as of December 31, 1997 were as follows:

                                                                PORTFOLIO
                    ---------------------------------------------------------------------------------------------------------------
                       TAX-FREE                    INCOME &                   SMALL         INTERNA-        GLOBAL          CORE
                        INCOME       INCOME         GROWTH        GROWTH       CAP           TIONAL       CONTRARIAN       GROWTH
                    ---------------------------------------------------------------------------------------------------------------
Gross unrealized:
Appreciation......       808,845      222,937      4,236,966    4,787,883   1,176,944       2,138,661      1,044,484       702,197
Depreciation......             0      (10,547)      (133,018)    (587,350)   (329,140)     (2,742,152)      (695,429)     (410,288)
Net unrealized:
  Appreciation/
Depreciation.....        808,845      212,390      4,103,948    4,200,533     847,804       (603,491)        349,055       291,909


     The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of December 31, 1997 the additional shares owned were as follows: 7,547,353 shares of the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     December 31, 1997 (Unaudited)

     shares of the Income & Growth Portfolio, 237,631 shares of the Growth Portfolio, 211,503 shares of the Small Cap Portfolio, 267,042 shares of the Global Contrarian Portfolio, and 250,000 shares of the Core Growth Portfolio.

(2)  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term securities) from July 1, 1997 to December 31, 1997 were as follows:

                                                             PORTFOLIO
                  ----------------------------------------------------------------------------------------------------------------
                   TAX-FREE                     INCOME &                      SMALL                          GLOBAL         CORE
                    INCOME       INCOME         GROWTH         GROWTH          CAP        INTERNATIONAL     CONTRARIAN     GROWTH
                  ----------------------------------------------------------------------------------------------------------------
Stocks & Bonds:
  Purchases.....      --         698,739        1,187,901     1,169,476      1,331,693       1,243,081         897,374    3,071,462

  Sales.........      --           --              --          --             --                --              --           --

U.S. Govt.
Obligations:
  Purchases.....      --         657,825        1,845,137     1,582,368      1,178,119       2,311,438         683,867    2,622,892
  Sales ........      --         400,000           --          --             --                --              --           --



(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

     The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

     For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:

                                                                       PORTFOLIO
                     ---------------------------------------------------------------------------------------------------------------
                           MONEY            TAX-FREE                           INCOME & GROWTH                            SMALL
                          MARKET             INCOME             INCOME                                GROWTH               CAP
                     ---------------------------------------------------------------------------------------------------------------
First $100 mil.....        0.30%              0.60%              0.50%              0.50%              0.50%              0.65%

Next $150 mil......        0.25%              0.50%              0.40%              0.40%              0.40%              0.55%
Over $250 mil......        0.20%              0.40%              0.30%              0.30%              0.30%              0.45%

     For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. ONI then pays Societe Generale Asset Management Corporation (SGAM) fees at an annual rate of 0.75% of the average daily net asset values for directing the investment and reinvestment of each portfolios' assets pursuant to a sub-advisory agreement between ONI and SGAM dated May 1, 1996. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Portfolio assets, 0.70% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

     The advisor is presently waiving 0.15% of its management fees for certain portfolios. Management fees waived by ONI for the six months ended December 31, 1997 were $11,064 ($0.001 per share), $5,325 ($0.009 per share), $5,109
     ($0.007 per share), $10,686 ($0.012 per share), $10,785 ($0.014 per share)
     and $4,399 ($0.011 per share) for the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the six months ended December 31, 1997, the reimbursement was $12,017 for the Global Contrarian Portfolio.

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     December 31, 1997 (Unaudited)

     Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

     The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For International and Global Contrarian Portfolio assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

     Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS Capital share transactions for the six months ended December 31 and the year ended June 30, 1997 were as follows:

                                       MONEY MARKET                        TAX-FREE INCOME                          INCOME
                                -------------- --------------    ----------------- ----------------     -------------- -------------
                                  6 MONTHS      YEAR ENDED           6 MONTHS        YEAR ENDED           6 MONTHS      YEAR ENDED
                                    ENDED         6-30-97             ENDED            6-30-97              ENDED         6-30-97
                                  12-31-97                           12-31-97                             12-31-97
                                -------------- --------------    ----------------- ----------------     -------------- -------------
Capital shares
  issued on sales...........      8,636,418     17,151,447               17,281           39,876             37,003        20,785
Capital shares issued
  on reinvested dividends...        212,265        545,914                1,059           14,155              3,991        23,352
Capital shares redeemed.....      9,147,015     19,142,752                4,589           20,980             31,557        93,120

                                      INCOME &  GROWTH                        GROWTH                              SMALL CAP
                                -------------- --------------    ----------------- ----------------     -------------- -------------
                                  6 MONTHS      YEAR ENDED           6 MONTHS         YEAR ENDED           6 MONTHS      YEAR ENDED
                                    ENDED         6-30-97             ENDED            6-30-97              ENDED        6-30-97
                                  12-31-97                           12-31-97                              12-31-97
                                -------------- --------------    ----------------- ----------------     -------------- -------------
Capital shares
  issued on sales...........         70,333        184,505               51,800          160,092             55,893        77,889
Capital shares issued
  on reinvested dividends...          3,023         32,135                    0           25,550                  0        16,545
Capital shares redeemed.....         72,507        178,596               62,557          187,890             20,963        51,087


                                        INTERNATIONAL                      GLOBAL CONTRARIAN                     CORE GROWTH
                                -------------- --------------    ----------------- ----------------     -------------- -------------
                                  6 MONTHS      YEAR ENDED           6 MONTHS         YEAR ENDED           6 MONTHS      11-1-96 TO
                                    ENDED         6-30-97              ENDED            6-30-97              ENDED        6-30-97
                                  12-31-97                           12-31-97                              12-31-97
                                -------------- --------------    ----------------- ----------------     -------------- -------------
Capital shares
  issued on sales...........        163,284        324,624               32,688           88,240             55,228       592,472
Capital shares issued
  on reinvested dividends...         21,277         73,771                1,635           22,545                  0             0
Capital shares redeemed.....        213,183        190,431               33,205           69,585             31,640        36,602


     Sales charges imposed on capital shares sold by The O.N. Equity Sales Company (ONESCO), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the six months ended December 31, 1997 were approximately $4,796, $2,785, $31,693, $23,135, $14,542, $42,480, $6,375,
     and $11,760 for the Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

     ONE FUND, INC.
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     December 31, 1997 (Unaudited)

     The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5)  COMMITMENTS

     The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. As of December 31, 1997, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                             INTERNATIONAL PORTFOLIO

 SETTLEMENT       CURRENCY TO BE DELIVERED       U.S. $ VALUE      CURRENCY TO BE RECEIVED   U.S. $ VALUE        UNREALIZED
DATES THROUGH    AMOUNT            TYPE          AT 12/31/97       AMOUNT          TYPE      AT 12/31/97      GAIN         LOSS
-------------    ------            ----          -----------       ------          ----      -----------      ----         ----
  06/11/98          325,000  Australian Dollar         211,022       225,692   U.S. Dollar        225,692    $  14,670
  01/08/98          911,500     Swiss Franc            623,589       635,103   U.S. Dollar        635,103       11,514
  06/10/98          364,000     Swiss Franc            253,358       252,980   U.S. Dollar        252,980                  $ (378)
  01/15/98          615,000    Deutsche Mark           342,151       362,693   U.S. Dollar        362,693       20,542
  01/15/98           35,028     U.S. Dollar             35,028        62,000   Deutsche M.         34,493                    (535)
  06/17/98           57,000    Deutsche Mark            31,984        32,923   U.S. Dollar         32,923          939
  01/22/98        1,012,500    French Franc            168,452       176,343   U.S. Dollar        176,343        7,891
  01/22/98          110,446     U.S. Dollar            110,446       652,000   French Franc       108,475                  (1,971)
  06/03/98        6,676,000    French Franc          1,118,801     1,081,345   U.S. Dollar      1,081,345                 (37,456)
  01/29/98       93,296,000    Japanese Yen            717,689       832,951   U.S. Dollar        832,951      115,262
  01/29/98           81,715     U.S. Dollar             81,715     9,615,000   Japanese Yen        73,964                  (7,751)
  06/24/98      174,861,000    Japanese Yen          1,374,964     1,488,000   U.S. Dollar      1,488,000      113,036
  04/03/98          741,000    New Zealand          $  433,040       468,095   U.S. Dollar        468,095       35,055
                                                   -----------                                -----------    ---------   ---------
                                                     5,502,239                                  5,773,057     $318,909   $(48,091)
                                                   ===========                                ===========    =========   =========

                                               GLOBAL CONTRARIAN PORTFOLIO

 SETTLEMENT      CURRENCY TO BE DELIVERED      U.S. $ VALUE     CURRENCY TO BE RECEIVED      U.S. $ VALUE         UNREALIZED
DATES THROUGH    AMOUNT            TYPE         AT 12/31/97      AMOUNT          TYPE        AT 12/31/97       GAIN        LOSS
-------------    ------            ----         -----------      ------          ----         -----------       ----        ----
  06/10/98          221,000    Swiss Franc           153,826        160,716   U.S. Dollar        160,716     $ 6,890
  06/10/98           18,008    U.S. Dollar            18,008         25,000   Swiss Franc         17,401                 $ (607)
  06/03/98          432,000    French Franc           72,397         69,279   U.S. Dollar         69,279                 (3,118)
  06/24/98       46,890,000    Japanese Yen          368,704        403,077   U.S. Dollar        403,077      34,373
  06/24/98           97,455    U.S. Dollar            97,455     11,720,000  Japanese Yen         92,156                 (5,299)
  11/13/00       11,720,000    Japanese Yen          103,795        109,810   U.S. Dollar        109,810       6,015
                                                 -----------                                 -----------   ---------   ---------
                                                     814,185                                     852,439     $47,278    $(9,024)
                                                 ===========                                 ===========   =========   =========

(6)  DISTRIBUTION PLAN

     The Fund has a distribution agreement (12b-1 Plan) with ONESCO under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

                                                           --------------------
ONE FUND, INC.                                              THIRD CLASS BULK
                                                            U.S. POSTAGE PAID
P.O. BOX 371                                                 CINCINNATI OH
Cincinnati, Ohio 45201
                                                             Permit No. 117
                                                           --------------------
Form 5843 Rev. 1/98